Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

AND

CONTRIBUTION AGREEMENT

AGREEMENT OF PURCHASE AND SALE AND CONTRIBUTION AGREEMENT (this “Agreement”) made as of this 17th day of October, 2012, between the entities listed on Schedule 1 hereto (each, a “Seller” and, collectively, the “Sellers”), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”).

W I T N E S S E T H:

A.                                    Each Seller is the owner of fee simple title to the applicable shopping center Properties (as such term is hereinafter defined) in the State of Nevada, as identified and more particularly described in Schedule 2 attached hereto (together with all rights, privileges, development rights, air rights, rights-of-way, and easements appurtenant thereto, the “Land”), upon which are located separate shopping centers, as more particularly described on Schedule 1 attached hereto.

B.                                    Each Seller desires to convey the Properties to Buyer, and Buyer desires to acquire the Properties from Sellers, each upon and subject to the terms and conditions of this Agreement.

C.                                    Simultaneously with the execution of this Agreement, Centennial Gateway, LLC, a Nevada limited liability company (and an affiliate of the Sellers), Buyer and certain other entities are entering into that certain Agreement of Purchase and Sale and Contribution Agreement (the “CG PSA”) pertaining to the property known as Centennial Gateway Shopping Center (the “CG Property”).

D.                                    In accordance with Article XIX below, Buyer intends to assign is rights under this Agreement to a subsidiary of Inland Diversified Real Estate Trust, Inc., a Maryland corporation (“Inland Diversified”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, and intending to be legally bound hereby, the Sellers and Buyer agree as follows:

ARTICLE I.

SUBJECT OF SALE

Section 1.1.  Sale.  Subject to the terms and conditions of this Agreement, each Seller, as applicable, shall convey to Buyer, partially as a sale and partially as a contribution to the capital of Operating Company, and Buyer and Operating Company shall acquire from the Sellers, (a) the Land, (b) the buildings and other improvements located on the Land (the “Buildings”), and (c) except to the extent otherwise set forth herein, all of the other tangible and intangible property owned by the Sellers in, on, attached to, appurtenant to, or used solely in the operation or maintenance of, the Land or the Buildings (the “Included Property” and, collectively with the Land and the Buildings, the “Property” or “Properties”) including, without limitation, the following:

(a)  Sellers’ interests as landlord under all leases, licenses and other occupancy agreements for space in the Buildings for the tenants in Occupied Spaces (as defined below) per Exhibit A attached hereto (as same may be amended, modified, renewed or extended in accordance with the terms of this Agreement, the “Leases”), together with all leases, licenses and other occupancy agreements relating to the Buildings entered into by the Sellers after the date hereof in accordance with the terms of this Agreement, to the extent the Leases do not expire or are not terminated prior to the Closing Date (as hereinafter defined) in accordance with the terms of this Agreement;

(b)  Sellers’ interests, if any, in all refundable security deposits (“Security Deposits”) made by tenants (“Tenants”) under the Leases and currently held by Sellers;

(c)  Sellers’ interests, if any, in all transferable licenses, permits, certificates, approvals, authorizations, variances and consents (but excluding therefrom licenses to the extent included in the definition of Leases) (collectively, the “Permits”) issued or granted by governmental and quasi-governmental bodies, officers and authorities solely in respect of the ownership, occupancy, use and operation of the Land or the Buildings;

(d)  Sellers’ interests, if any, in all transferable architectural, mechanical, engineering and other plans and specifications relating solely to the Land or the Buildings which are in Sellers’ and/or Territory Incorporated’s (“Manager”) possession;

(e)  all right, title and interest of the Sellers in and to any and all assignable service, utility, maintenance and other contracts and agreements affecting the Land or the Buildings (each of which existing on the date hereof being listed on Exhibit C attached hereto) (collectively, such contracts and agreements, as same may be amended, modified, renewed or extended in accordance with the terms of this Agreement, the “Service Contracts”), but only with respect to Service Contracts that are not terminated in accordance with the provisions of this Agreement;

(f)  all right, title and interest of Sellers in and to all assignable warranties and guaranties relating solely to the Buildings and Personal Property; and

(g)  all right, title and interest of Sellers in and to machinery, tools, equipment, fixtures and other tangible property in, on, attached to, and used by Sellers solely in the operation or maintenance of, the Land or the Buildings which are owned or leased by Sellers, including, without limitation, the inventory, supplies, building materials, tools, machinery and equipment listed on Exhibit D attached hereto (the “Personal Property”).

The Included Property shall exclude (i) all cash of any of the Sellers other than the aforementioned Security Deposits, (ii) delinquent Tenant arrearages and accounts receivables as of the Closing Date (except to the extent such accounts receivable relate to CAM, Taxes and insurance for the year of Closing which shall be retained by Seller but are subject to a reconciliation pursuant to Section 6.7), (iii) Sellers’ policies of title insurance, (iv) Sellers’ rights under this Agreement, (v) except as otherwise set forth in this Agreement, all insurance proceeds with respect to events existing or occurring prior to, and other claims existing on, the Closing Date, (vi) any litigation or collection settlements or awards for tenant and leasing litigation or collection activity commencing prior to the Closing Date, including, without limitation, those set forth on Exhibit G, and (vii) the right to use the name “Territory” or variations thereof.

Section 1.2.  Structure of Contribution to Operating Company; OP Units.  Notwithstanding anything contained herein to the contrary, Sellers and Buyer acknowledge and agree that Buyer’s acquisition of the

Properties shall, on the Closing Date and subject to all other terms and conditions (including the satisfaction of conditions precedent) set forth herein, be structured for each Seller pursuant to the description set forth on Schedule 3 attached hereto and incorporated herein, which shall require the applicable parties executing and delivering at Closing a Limited Liability Company Agreement (an “Operating Agreement”) for each subsidiary formed (an “Operating Company”).  Such Operating Agreement shall provide for a four percent (4%) preferred return for (a) up to eight (8) years for an amount of OP Units not to exceed Ten Million Dollars ($10,000,000) and (b) not less than five (5) years for the remaining OP Units.  The Operating Agreement for the Sellers and the seller of the CG Property shall be mutually agreed to by Sellers and Buyer prior to the end of the Due Diligence Period and then attached hereto as Exhibit F.  The Operating Agreement shall provide for the issuances of units in the Operating Company (the “OP Units”) with guaranteed cash flow and liquidation payments and provisions for required redemptions and/or conversion of OP units into shares of Inland Diversified, or both, if Inland Diversified is publicly traded at such time. The parties shall also agree on representations and warranties to Sellers regarding the Operating Company similar to the representations of Buyer set forth in Section 9.1 below and, if requested by Sellers, a guaranty or other similar agreement by Inland Diversified  assuring payment of cash flow to the Sellers.  The parties may further discuss limiting the contribution/OP Unit issuance to less than all of the Properties, but in all events for an aggregate allocable equity value of not less than $30 million (including any OP Units pursuant to CG PSA). The Operating Agreement shall contain covenants, reasonably acceptable to Buyer, regarding the operation and maintenance of Operating Company.  In the event that the parties using their good faith efforts are unable to agree on the terms of the Operating Agreement (other than the business terms set forth herein, all of which have been agreed upon) prior to the end of ten (10) Business Days from the date of this Agreement either party may terminate this Agreement by written notice to the other, in which event the Deposit shall be returned to Buyer and neither party shall have any further liability hereunder except as expressly set forth otherwise.

ARTICLE II.

PURCHASE PRICE

Section 2.1.  Purchase Price.  The aggregate purchase price for the Properties (which is allocated to each separate Property in Schedule 5 attached hereto) (the “Purchase Price”) is the sum of (a) TWO HUNDRED FORTY MILLION AND 00/100 DOLLARS ($240,000,000.00) as adjusted by the amount of the Estimated Earnout Payment Amount (as defined below) (as to each Property or in the aggregate, as the context requires, the “Initial Funding”); and (b) the Earnout Payments (as defined below) payable by Buyer to Sellers in accordance with Article IV below.  The Initial Funding shall be payable by Buyer to Seller as follows:

(a)  Buyer shall, within one (1) Business Day after full execution of this Agreement (“Opening of Escrow”), deliver to Chicago Title & Trust Company (the “Escrow Holder”) located at 171 North Clark Street, 3rd Floor, Chicago, Illinois, Attn:  Nancy Castro, TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00) by wire transfer of immediately available good funds to an account designated by Escrow Holder (together with any interest earned thereon, the “Deposit”).  The Deposit shall only be refundable to Buyer if Buyer terminates this Agreement in accordance with the provisions of this Agreement which expressly provide for the return of the Deposit to Buyer upon such termination.

(b)  Buyer shall, prior to the Closing, deliver to Escrow Holder, by bank wire transfer of immediately available funds to an account designated by Escrow Holder, the Initial Funding less the amount of the Deposit, and the Unit Value (as defined below).  At the Closing,

Escrow Holder shall deliver to Sellers the Initial Funding as adjusted to reflect prorations and other adjustments made pursuant to Article VI, and shall cause the TI/Commission Escrow (as defined in Section 4.5) to be funded from the applicable Sellers’ proceeds of the Initial Funding, pursuant to the applicable escrow agreements executed by the parties.  Sellers and Buyer agree that the Initial Funding may be adjusted upward or downward, as determined by the final lease-up (and compliance with all contingencies for a funding of Earnout Payments) of the Earnout Spaces for the Properties as of the Closing.

(c)  Thirty Million Dollars ($30,000,000.00), less the amount of the value of the OP Units to be issued to the seller under the CG PSA, if any, of the Initial Funding (the “Unit Value”) shall be evidenced by the issuance of OP Units to all or some of the Sellers subject to and in accordance with the terms and conditions of the Operating Agreement.  Which Sellers are receiving OP Units shall be designated by Sellers not later than November 30, 2012, and memorialized on Schedule 3.

ARTICLE III.

TITLE EXCEPTIONS; DUE DILIGENCE.

Section 3.1.  Title and Surveys.  (a)  Buyer shall accept title to the Properties subject only to: (i) those liens, encumbrances, covenants, conditions and restrictions of record approved by Buyer during the Due Diligence Period other than exceptions which Sellers have agreed to cure or remove in accordance with subsection (c) below; (ii) the lien of general real estate taxes which are not yet due and payable; (iii) the Leases (including any executed leases for Master Lease Space and Earnout Space); and (iv) matters affecting the condition of title to the Properties created by or with the written consent of Buyer (collectively, any such matters, the “Permitted Encumbrances”).

(b)  Subject to Seller’s obligations for certain title expenses as set forth in Article V, Buyer will order from the Title Company an owner’s title insurance policy insuring Buyer as the owner of the Properties in the amount of the Purchase Price (“Title Policy”).  The only representations and warranties to be made by Seller regarding the condition of title to the Property shall be as set forth in the Deed (as defined below). On or about thirty (30) days following the Opening of Escrow, Sellers shall cause the existing surveys of the Properties to be updated (or a new survey ordered) (each, a “Survey”) for each Property in accordance with the 2011 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys jointly established and adopted by ALTA and NSPS and includes all subject parcels, and Table A optional survey responsibilities 1, 2, 3, 4, 6(b), 7(a), 7b(1), 7(c), 8, 9, 10(a) 11(a), 13, 14, 16, 17, 18, 19 and shall provide a statement indicating that any potential encroachments identified in the process of conducting the Survey are shown.

(c)  Chicago Title & Trust Company through its local correspondent, Fidelity National Title (“Title Company”) will provide Buyer, within ten (10) days after the Opening of Escrow, the “Preliminary Title Reports” for each of the Properties for Buyer’s review and approval, together with legible copies of all exceptions of record.  Buyer will have thirty (30) days from the date the latest of the Preliminary Title Report, all exceptions of record set forth therein and the related Survey is delivered to Buyer (the “Title Review Period”) to object to any exceptions to title set forth therein by notice delivered to Sellers and Escrow Holder.  In the event Buyer fails to notify Sellers in writing within said Title Review Period of any such disapproval of the matters disclosed by Buyer’s review of the Preliminary Title Report and the related Survey, the state of title to and the Survey for the Property shall be deemed approved.  Sellers shall have the right, but not the obligation, to elect to cure, release or remove on or before the Closing, any or all title exceptions which are objected to by Buyer during the Title Review Period and to deliver to Buyer written notice of such election within ten (10) days after the end of the Title Review Period (“Seller’s Election Period”).  Prior to expiration of the Seller’s Election Period, Sellers will provide Buyer with written notice of their election to either cause all (or any) of the objected to exceptions to be removed, released or cured on or before the Closing or of its election not to cure such objections, Buyer shall have the right, by delivering written notice to Sellers within ten (10) days after Seller’s Election Period, either to (i) terminate this Agreement, whereupon Escrow Holder shall immediately return the Deposit to Buyer, or (ii) elect to purchase the Properties subject to all title exceptions other than exceptions which Sellers have agreed to cure or remove.  If Seller fails to notify Buyer of its election not to cure objected items, it shall be deemed to have elected to cure, remove or release such items.  If Buyer fails to give timely notice electing either alternative (i) or alternative (ii), Buyer shall be deemed to have elected alternative (ii).  Notwithstanding any provision contained in this Agreement, in no event shall any financial liens or encumbrances securing payment of private debts affecting the Property (“Mortgage Liens”) (other than current taxes not yet due or payable and assessments and items created by Buyer) be deemed to be exceptions to title, and any Mortgage Liens shall, on or before the Closing Date, be paid in full by the applicable Seller.  In the event a Seller is not able to obtain any required consent for the holder of a Mortgage Lien prior to October 31, 2012 for a par payoff (with no prepayment amount or premium) of the applicable Mortgage Lien, Seller shall notify Buyer of such failure prior to October 31, 2012.  Such failure shall not be a default hereunder by Sellers, and either party may terminate this Agreement within ten (10) days of such notice from Sellers without any further obligation or liability to the other party; however, in the event of such termination, Sellers shall reimburse Buyer for the reasonable, out-of-pocket costs for all third-party reports incurred by Buyer, however, not to exceed $200,000 with respect to the transactions contemplated under this Agreement and the CG PSA, collectively to the extent that Buyer provides documentation reasonably satisfactory to Sellers evidencing the payment of such costs, and the Deposit shall be returned to Buyer.  In addition, Seller shall cure all exceptions arising from instruments executed and recorded of record by Seller after the date of this Agreement except for instruments providing notices of any Leases, subordination and non-disturbance agreements with respect to Leases, landlord consents to tenant financing and other documents customarily executed by landlords with respect to tenant leases (collectively, “Recorded Lease Instruments”).  It shall also be a default if Sellers fail to cure all exceptions arising from instruments executed and recorded of record by Seller after the date of this Agreement except for Recorded Lease Instruments and, in such event, this Agreement shall terminate and the Deposit shall be returned to Buyer notwithstanding the fact that the Due Diligence Period had expired.

Section 3.2.  Due Diligence Period; Deliveries by Sellers; Buyer’s Termination Right. Buyer shall have until 5:00 P.M. (PST) on December 17, 2012 (the “Due Diligence Period”) within which to perform and conduct any and all of Buyer’s due diligence investigations, reviews, studies and inspections pertaining to the purchase of the Properties, as Buyer may elect in its sole discretion.  Within five (5) days after the Opening of Escrow, Sellers shall deliver or make available to Buyer for inspection, those documents, information and reports reasonably requested by Buyer in the diligence checklist attached hereto as Schedule I which are in Sellers’ possession or control (including, copies of the most recent appraisals dating back no further than 2007 for each Property to the extent that they are in Sellers’ possession) (collectively, the “Due Diligence Materials”).  The Due Diligence Materials do not (and are not required to) include (a) any documentation or information which Sellers must keep confidential, (b) any items which are protected by any attorney-client privilege, (c) any purchase and escrow agreements and correspondence pertaining to Sellers’ acquisition of the Properties, (d) any documents pertaining to any potential acquisition of a Property by any past or prospective purchaser, (e) any reports prepared by a Seller or any affiliate of a Seller solely for the internal use of Sellers, and (f) any proprietary information not relating to the physical or financial condition of the Properties.  At Closing, Seller shall also execute the audit representation letter attached hereto as Schedule II and shall permit Buyer’s auditors to conduct an audit of Seller’s operations at the Properties for the year of Closing and the two (2) years prior thereto subject to any qualifications required to make the representation letter true and correct.  Buyer shall conduct such audit within sixty (60) days of the Closing. Notwithstanding the foregoing, it shall not in and of itself be deemed a default by Sellers under this Agreement if Sellers do not deliver or make available any Due Diligence Material to Buyer unless Sellers willfully fail to deliver or make available any Due Diligence Material. Buyer has the right, at any time up to and including the day on which the Due Diligence Period is to expire, to terminate this Agreement for any reason in Buyer’s sole discretion upon written notice to Sellers and Escrow Holder.  If Buyer fails to terminate this Agreement as provided in this Section 3.2, Buyer shall, subject to all of the other terms and conditions set forth in this Agreement, be deemed to have approved all matters pertaining to or affecting the Properties, and the Deposit shall thereafter be non-refundable, except upon Seller’s default hereunder, a failure of an express condition precedent to Buyer’s obligations set forth in Section 7.2 below or any other reason expressly set forth in this Agreement.

Section 3.3.  No Representations Regarding Due Diligence Materials.  By making available to or furnishing Buyer with the Due Diligence Materials, Sellers do not make any warranty or representation with respect to the accuracy, completeness, conclusions or statements expressed in the Due Diligence Materials, except with respect to schedules or exhibits prepared by Seller or under its direction but subject to any qualifications and limitations stated therein.

Section 3.4.  Access to the Property.  Subject to the provisions of this Section 3.4, Buyer and Buyer’s employees and representatives will continue to be afforded access to the Properties through the Closing for Buyer’s reasonable due diligence investigations. Buyer agrees to give Sellers reasonable notice prior to such entry.  At Sellers’ option, Sellers or Sellers’ representatives may be present for any such investigations.  Buyer hereby agrees to indemnify, protect, defend (by counsel reasonably satisfactory to Sellers) and hold Sellers and Sellers’ officers, managers, directors, employees and agents harmless from and against any and all claims, demands, losses, costs, damages, expenses and liabilities (including but not limited to personal injury and property damage claims and mechanics’ or other liens), including reasonable attorneys’ fees and litigation costs, caused by or occurring in connection with the presence of Buyer or Buyer’s agents on any of the Properties or the exercise by Buyer of any of its rights under this Section 3.4.  In addition, Buyer shall keep the Properties free from any liens which could arise as a result of the exercise by Buyer of any of its rights under this Section 3.4, and, Buyer shall promptly, at its sole cost and expense, restore the Properties to the same condition as existed prior to its entry onto the applicable Property.  The provisions of this Section 3.4 shall survive the Closing or any termination of this Agreement.  Buyer and/or Buyer’s employees or representatives shall not communicate or otherwise interfere with the Tenants or with the normal conduct by Sellers or the Manager of its business at the Properties.

Section 3.5.  Return of Information Upon Termination.  If this Agreement is terminated by either party pursuant to the terms of this Agreement for any or no reason, then upon Sellers’ request, Buyer shall: (a) return to Sellers (or destroy, as directed by Sellers and confirmed in writing by Buyer) all Due Diligence Materials delivered to Buyer or its advisors, agents, representatives, or any other persons or entities acting for or on behalf of any of the foregoing (collectively, the “Receiving Party Representatives”); and (b) upon payment by Seller to Buyer of the actual costs paid by Buyer to third parties for such items or the maximum amount required by Section 3.1(c), deliver to Sellers a copy of any report, study, data, analysis and survey that Buyer and/or the Receiving Party Representatives discover, commission or generate in connection with or resulting from their due diligence activities on the Properties (collectively, the “Information”), provided such Information shall be provided to Sellers without representation or warranty of any kind by Buyer.  The provisions of this Section 3.5 shall survive any termination of this Agreement.

ARTICLE IV.

MASTER LEASE SPACE; EARNOUT SPACE.

Section 4.1.  MASTER LEASE SPACES; EARNOUT SPACES.  Sellers and Buyer acknowledge and agree that some of the Properties will not be one hundred percent (100%) leased and occupied by Tenants as of the Closing Date.  As of the date set forth on Exhibit A (as defined below), the parties have identified certain information (including Tenants and their Annual Rent, common area maintenance charges (“CAM”), real estate taxes (“Taxes”) and insurance) on Exhibit A-1, Exhibit A-3, Exhibit A-4, Exhibit A-5 and Exhibit A-6 (collectively, “Exhibit A”) for the following:  (a) space occupied (“Occupied Space”) by Tenant pursuant to Leases executed with third parties (“Occupied Leases”), (b) spaces (“Master Lease Spaces”) to be initially leased by a Seller pursuant to a master lease (collectively, “Master Leases”) (as shaded in yellow on Exhibit A), and (c) unoccupied spaces (collectively, the “Earnout Spaces”) that may be leased pursuant to Earnout Leases (as defined below) (as shaded in red in Exhibit A), and (d) vacant spaces (“Vacant Spaces”).  Such Exhibits (including the identification of space at the Properties (and Rental Charges (as defined below), as applicable) as Occupied Spaces, Master Lease Spaces, Earnout Spaces or Vacant Spaces) shall be updated from time to time prior to Closing by Sellers to reflect the leasing of space and/or vacancy thereof at the applicable Properties, and such Exhibits (including the final identification of space at the Properties (and Rental Charges, as applicable) as Occupied Spaces, Master Lease Spaces, Earnout Spaces or Vacant Spaces) shall be finalized by Sellers not later than three (3) Business Days prior to the Closing Date.  Sellers shall, subject to Buyer’s reasonable approval, determine which spaces are Master Lease Spaces, Earnout Spaces or Vacant Spaces.  The parties acknowledge and agree that as a condition to Closing, Buyer requires the annual base rent payable under the Leases (including, without limitation, the Master Leases and the Leases set forth on Schedule IV that meet the Lease Completion Criteria as of December 31, 2012) for all the Properties and the CG Property to be at least $21,109,521 per year as of the Closing Date (“Annual Rent Requirement”); provided that no more than $575,482 of this Annual Rent Requirement shall be derived from Master Leases at the Properties and the CG Property.  Buyer acknowledges and agrees that Sellers shall have the sole right to lease the Master Lease Spaces and the Earnout Spaces pursuant to the terms of this Article IV and Section 15.1; provided that Buyer shall have the right to submit for Sellers’ approval proposed leases for the Master Lease Spaces and the Earnout Spaces, which approval shall not be unreasonably withheld, conditioned or delayed.  This Article IV shall survive the Closing for a period of thirty-six (36) months.

Section 4.2.  DEFINITIONS.

(i)                   “Base Rent Divider” shall mean .077680.

(ii)                “Burn-Off Lease” shall mean: (a) a Lease with a tenant listed on Exhibit A that relates to Master Lease Space, (b) a Lease entered into between a Seller and a third party prior to Closing in accordance with the terms of this Agreement that relates to Master Lease Space; and (c) a Post Closing Burn-Off Lease (as defined below).

(iii)             “Earnout Lease” shall mean: (a) a Lease with a tenant listed on Exhibit A that relates to Earnout Space, (b) a Lease entered into between a Seller and a third party prior to Closing in accordance with the terms of this Agreement that relates to Earnout Space; and (c) a Post Closing Earnout Lease (as defined below).

(iv)            “Earnout Payments” shall mean the payment(s) of a portion of the Purchase Price to be made by Buyer after Closing to Seller as set forth below in Section 4.2 with respect to Earnout Space, if any, that may not be funded at the time of Closing.  The Earnout Payments for each portion of the Earnout Space that is leased subsequent to Closing shall equal the total base rent payable by the tenant under the new lease for the Earnout Space for the initial twelve (12) months commencing when full base rent under such lease is payable (i.e., not taking into account free rent or discounted rent at the inception of the term of the lease, if any), as adjusted for any Rent Deficiency for such 12-month period, divided by the Base Rent Divider.

FOR EXAMPLE:  Subsequent to Closing, Seller leases a 4,000 square foot portion of the Earnout Space.  The base rent payable under such lease during the initial twelve (12) months after the full base rent under such lease is payable is $120,000.00, and such lease is a so called “triple-net” lease where the tenant pays its pro-rata share of CAM, Taxes and insurance.  When the tenant under the lease becomes a Rent Paying Tenant (as defined below), the Earnout Payment with respect to that portion of the Earnout Space shall be $1,544,799.18 (i.e. $120,000 divided by .077680).

FOR ANOTHER EXAMPLE:  Subsequent to Closing, Seller leases a 4,000 square foot portion of the Earnout Space.  The base rent payable under such lease during the initial twelve (12) months after the full base rent under such lease is payable is $120,000.00, but a Rent Deficiency exists under such lease in the amount of $10,000.00 per year.  When tenant under the lease becomes a Rent Paying Tenant, then the Earnout Payment with respect to that portion of the Earnout Space shall be $1,416,065.91 (i.e., $120,000.00 less $10,000.00, divided by .077680).

(v)               “Earnout Period” means the period of time that commences as of the Closing Date and ends thirty-six (36) months thereafter.

(vi)            “Estimated Earnout Payment Amount” shall mean the amount calculated by dividing the annual scheduled base rent less the scheduled Rent Deficiency, if any, as such amounts are set forth on the final Exhibit A for any Earnout Space for the term of the proposed Earnout Lease by the Base Rent Divider.

(vii)         “Lease Completion Criteria” shall mean:

(A)                               with respect to any Earnout Lease for an Earnout Space or Burn-Off Lease for a Master Lease Space that is not a ground lease, that: (a) the tenant thereunder (1) is in possession of its premises and is open for business, (2) has commenced paying base rent and its share of CAM, Taxes and insurance in accordance with the terms of its lease (collectively, “Rental Charges”) or, with respect to any of the Leases listed on Schedule IV attached hereto, if the applicable lease provides for a period after occupancy by tenant during which the tenant is not required to pay full Rental Charges, Sellers have agreed to pay to Buyer, or deduct from any amount payable to Sellers by Buyer with respect to such Lease, as applicable, an amount equal to the Rental Charges not payable by the Tenant during such period and the date for rent commencement for such tenant can be specifically determined; and (3) has executed and delivered a commencement date agreement or certificate, and “clean” estoppel certificate certifying that all obligations to be performed by landlord under its lease prior to the commencement date have been performed except minor punch-list items; (b) a final certificate of occupancy (or similar certificate) has been issued for its premises by the applicable governmental authorities; (c) the applicable contractor has provided lien waivers/releases, or Seller has escrowed with the Title Company 125% of the amount of any amount in dispute or such other amount required by Title Company to issue its extended coverage endorsement insuring over mechanic’s liens; (d) Seller provides written confirmation that all lease commissions owing with respect to the initial term of the lease for such space have been paid in full by Seller or that an amount adequate to pay such claimed commissions shall has been escrowed; (e) if applicable, the Title Company is prepared to issue a date-down endorsement of the title policy increasing the amount of coverage by the Earnout Payment due with respect to the lease for such space; and (f) Seller has paid to Buyer such amount as is necessary to reconcile and prorate, as of the due date of the Earnout Payment or the date the Master Lease Space shall be removed from the Master Lease Obligations, each as applicable, the Rental Charges; and

(B)                               with respect to any Burn-Off Lease for a Master Lease Space that is a ground lease set forth on Schedule IV, that: (a) the tenant thereunder is in possession of its premises, (b) the actual date on which such tenant must commence paying rent can be specifically determined (the “Ground Lease Rent Payment Commencement Date”), (c) Sellers have agreed to pay to Buyer, or deduct from any amount payable to Sellers by Buyer with respect to the applicable ground lease, an amount equal to the applicable period prior to the Ground Lease Rent Payment Commencement Date; and (d) the tenant has executed and delivered “clean” estoppel certificate certifying that all obligations to be performed by landlord under its lease prior to the commencement date have been performed.

(viii)      “Rent Deficiency” shall mean, with respect to an Earnout Space, the amount, if any, by which the annual amount to be paid by a tenant in an Earnout Space as a contribution to CAM, Taxes and insurance (i.e. “triple net” charges only) is less than that tenant’s proportionate share of such items (after adjustment for contributions made by major tenants and the effect of any “opening and operating” clause) based on a fraction, the numerator of which is the square footage leased by the tenant and the denominator of which is the square footage leased by all tenants of the applicable Property; provided, however, the parties agree that any such CAM, Taxes and insurance charge shall be appropriately accounted for based on other similar tenants within the same zone of similar size and use.

(ix)            “Rent Paying Tenant” means a tenant of any Earnout Space or Master Lease Space, as applicable, but only after the Lease Completion Criteria have been satisfied by the express terms of the Earnout Lease or Burn-Off Lease or have been deemed to have been satisfied by waiver by Buyer.

Section 4.3.  MASTER LEASE SPACE.

(a)  In order to supplement the Occupied Leases to meet the Annual Rent Requirement as of the Closing Date, for a period of thirty-six (36) months following the Closing Date (“Master Lease Period”), each applicable Seller shall be required to pay to Buyer, on a monthly basis, the Rental Charges as set forth on the applicable Exhibit A for those Master Lease Spaces until the date a tenant of such Master Lease Space (each, a “Burn-Off Lease Tenant”) becomes a Rent Paying Tenant.  The foregoing payment obligations of Sellers shall hereinafter be referred to as the “Master Lease Obligations”.

(b)  During the Master Lease Period, Sellers shall have the right to enter the Master Lease Space and the Property in which it is located to show the Master Lease Space to prospective tenants, to place “for lease” signs on the Master Lease Space and to negotiate and present to Buyer for review and approval, and thereafter execution, one or more leases for the Master Lease Spaces (each, a “Post Closing Burn-Off Lease”).  Each Post Closing Burn-Off Lease which may be executed by Buyer after the Closing shall be documented on a lease form provided by Buyer for retail space at the Property (except in the event such prospective tenant had received Seller’s form of lease prior to the expiration of the Due Diligence Period, in which event, Seller’s form of lease shall be acceptable to Buyer), shall be at not less than the base rent set forth for the space on Exhibit A for such Master Lease Space, and the proposed tenant and the form and content of the proposed Post Closing Burn-Off Lease shall otherwise be subject to the leasing parameters set forth on Schedule III attached hereto (“Leasing Parameters”) and the approval of Buyer which shall not be unreasonably withheld, conditioned or delayed.  If Buyer rejects a proposed Post Closing Burn-Off Lease for a Master Lease Space, it shall specify the reasonable basis for the rejection and the changes, which if made, would cause Buyer to approve the Post Closing Burn-Off Lease.  If a proposed Post Closing Burn-Off Lease and/or proposed tenant for a Master Lease Space which meet the foregoing criteria are not approved by Buyer on or before ten (10) Business Days after the date submitted, or Buyer provides no reasonable basis for the rejection, such proposed tenant shall be deemed to be a Rent Paying Tenant for such Master Lease Space solely for purposes of determining the amounts to be released to Buyer and Seller pursuant to Section 4.3(c) below. If, during the Master Lease Period and for six (6) months thereafter, Buyer leases any space within the Property to the prospective tenant under a Burn-Off Lease which it previously rejected  pursuant to this provision, upon material terms substantially the same or more favorable to tenant as when originally proposed, the Burn-Off Lease previously submitted shall be deemed to have been approved as and when originally proposed and, to the extent necessary, payments shall be made between the applicable Seller and Buyer.

(c)  Until the date a Burn-Off Lease Tenant satisfies the Lease Completion Criteria for such space, during the Master Lease Period, Seller shall collect and retain all rent, CAM, Taxes and insurance paid by the tenant of the Master Lease Space and shall have the right and obligation to perform those obligations of the “landlord” under each Burn-Off Lease to satisfy the Lease Completion Criteria. Upon the date a Burn-Off Lease Tenant becomes a Rent Paying Tenant or is deemed to be a Rent Paying Tenant pursuant to Section 4.3(b) above, the following shall occur:

(i)             if the Rental Charges payable under the Burn-Off Lease, which are acceptable to Buyer in its reasonable judgment, are less than the Rental Charges set forth for such Master Lease Space on Exhibit A with respect to the Master Lease Period (“Shortfall Payment”), Buyer shall pay Seller the Shortfall Payment;

(ii)          the applicable Seller shall be incrementally released from the Master Lease Obligations for such Master Lease Space; and

(iii)       such Master Lease Space shall be deemed terminated with respect to such Seller’s obligation under the Master Lease Obligations.

Notwithstanding anything to the contrary contained in this Agreement, Buyer acknowledges that the Master Lease Obligation is not joint and several among the Sellers, but each Seller is only obligated for such Master Lease Obligations for its applicable Property.

(d)  During the Master Lease Period, Buyer shall pay to Sellers any amounts paid to Buyer by Burn-Off Lease Tenants under an executed Burn-Off Lease prior to such Tenant becoming a Rent Paying Tenant.  Buyer will provide Sellers with a monthly report of payments received and amounts paid to Buyer with respect to such Burn-Off Lease Tenants and any information on communication or notices to or from such Burn-Off Lease Tenants.  Buyer shall provide a monthly invoice to the Sellers of the amount due and payable under the Master Lease Obligations, which shall be paid within five (5) Business Days by Seller to Buyer in arrears based on whether or not a Burn-Off Lease Tenant has become a Rent Paying Tenant.

(e)  If a Seller fails to pay Buyer the Master Lease Obligations required to be paid hereunder by Sellers during the Master Lease Period when required, Buyer shall have the right to offset any uncontested amounts against all payments with respect to Preferred Units and Earnout Payments due to the applicable Seller responsible for such Master Lease Obligations but only after written notice to Seller.

(f)  Upon the date a Burn-Off Lease Tenant becomes a Rent Paying Tenant, in no event shall Sellers be responsible for any failure of that particular Burn-Off Lease Tenant to fail to pay its Rental Charges under a Burn-Off Lease or for any other default of a Burn-Off Lease Tenant, as Buyer acknowledges and agrees that such Master Lease Space shall be deemed terminated as it relates to the obligations of Seller under the Master Lease Obligations.

Section 4.4.  EARNOUT SPACE.

(a)  During the Earnout Period, Sellers shall have the right to enter the Earnout Space and the Property in which it is located to show the Earnout Space to prospective tenants, to place “for lease” signs on the Earnout Space and to negotiate and present to Buyer for review and approval, and thereafter execution, one or more leases for the Earnout Spaces (each, a “Post Closing Earnout Lease”).  Each Post Closing Earnout Lease which may be executed by Buyer after the Closing shall be documented on a lease form provided by Buyer for retail space at the Property (except in the event such prospective tenant had received Seller’s form of lease prior to the expiration of the Due Diligence Period, in which event, Seller’s form of lease shall be acceptable to Buyer), shall be at not less than seventy percent (70%) of the base rent set forth for the space on Exhibit A for such Earnout Space, and the proposed tenant and the form and content of the proposed Post Closing Earnout Lease shall otherwise be subject to the Leasing Parameters and the approval of Buyer which shall not be unreasonably withheld, conditioned or delayed.  If Buyer rejects a proposed Post Closing Earnout Lease for an Earnout Space, it shall specify the reasonable basis for the rejection and the changes, which if made, would cause Buyer to approve the Post Closing Earnout Lease.  If a proposed Post Closing Earnout Lease and/or proposed tenant for a Earnout Space which meet the foregoing criteria are not approved by Buyer on or before ten (10) Business Days after the date submitted, or Buyer provides no reasonable basis for the rejection, such proposed tenant shall be deemed to be a Rent Paying Tenant for such Earnout Space solely for purposes of determining the Earnout Payment to be paid to Seller by Buyer pursuant to Section 4.4(b) below.  If, during the Earnout Period and for six (6) months thereafter, Buyer leases any space within the Property to the prospective tenant which it previously rejected upon material terms substantially the same or more favorable to tenant as originally submitted, the lease entered into shall be deemed to be an Earnout Lease (regardless of whether the Earnout Period has expired), and the Earnout Payment with respect to such Earnout Lease shall be due and payable immediately to the applicable Seller.

(b)  Not later than ten (10) days after each portion of the Earnout Space satisfies the Lease Completion Criteria, Buyer shall pay to Seller an Earnout Payment with respect to such portion of the Earnout Space.  Earnout Payments will be disbursed in installments as and when each Earnout Space satisfies the Lease Completion Criteria.  The obligation of Buyer to pay the Earnout Payment shall terminate as of the end of the Earnout Period as to any remaining Earnout Space for which an Earnout Lease has not been tendered to Buyer (and all of the Lease Completion Criteria fulfilled) on or before the expiration of the Earnout Period.  Until the date a tenant under an Earnout Lease satisfies the Lease Completion Criteria for such space, during the Earnout Period, Seller shall collect and retain all rent, CAM, Taxes and insurance paid by the tenant under the Earnout Lease and shall have the right and obligation to perform those obligations of the “landlord” under each Earnout Lease to satisfy the Lease Completion Criteria.  Except as set forth in Section 4.4(a) above, after the expiration of the Earnout Period, Seller waives any rights to any further Earnout Payments if the Lease Completion Criteria has not been fulfilled within the Earnout Period.

Section 4.5   TI/COMMISSION ESCROW.

On the Closing Date, each applicable Seller shall place in escrow, pursuant to a mutually agreed upon escrow agreement, an amount equal to the unpaid tenant improvement allowance and leasing commissions applicable to the Master Lease Spaces and the Earnout Spaces (which shall be set out in a final schedule to this Agreement) (“TI/Commission Escrow”).  Such amounts shall be released from the TI/Commission Escrow in order to pay such costs as necessary.  Seller shall submit a request to Buyer and escrow holder for the payment of such costs. Buyer shall have ten (10) Business Days to object to such request by providing written notice to Seller and the escrow holder, which notice shall state the amount being objected to by Buyer, the basis for the objection, and the actions, which if taken by Seller, would cause Buyer to approve the request.  Any amounts not specifically objected to by Buyer during such 10-Business Day period shall be deemed approved and shall be disbursed as requested by Seller.  At the expiration of the Master Lease Period and the Earnout Period, Buyer shall retain any amounts in the TI/Commission Escrow for any spaces which are not subject to an executed Post Closing Earnout Lease or Post Closing Burn-Off Lease.

Section 4.6   NEGOTIATIONS WITH PROSPECTIVE TENANTS AFTER CLOSING.

During the Master Lease Period and the Earnout Period, each party (the “Notifying Party”) shall have the right to notify the other party (the “Receiving Party”) if the Notifying Party makes a written offer to a prospective tenant for space in a Shopping Center.  Upon receipt of such written notice, the Receiving Party hereby covenants and agrees that it will not extend any offer with respect to leasing space in a Shopping Center to, or otherwise solicit a lease for space in a Shopping Center from, such prospective tenant for a period of six (6) months from the date of the written notice without the prior written consent of the Notifying Party.

Section 4.7 SURVIVAL.

The terms of Article IV shall survive the Closing for forty-three (43) months.

ARTICLE V.

EXPENSES.

Section 5.1.  Expenses.  Each party shall pay its own costs and expenses in connection with the transactions contemplated hereby, including the fees and expenses of its attorneys, accountants, consultants and engineers.

(a)  Buyer shall pay (i) one half (1/2) of all of the escrow fees, if any, (ii) the entire additional cost of any endorsements to the Title Policy and the cost of extended coverage, (iii) all expenses of obtaining any lender’s title insurance policy, (iv) all county, city and state charges required to be paid to record documents in the official records of Clark County, Nevada (the “Official Records”), and (v) all due diligence expenses and charges for any engineering reports, appraisals, or environmental reports obtained by, or on behalf of, Buyer, in connection with the transactions contemplated herein.

(b)  Seller will pay (i) one half of all the escrow fees, if any, (ii) the premium cost of the CLTA portion of the Title Policy (standard coverage only, retaining all standard printed exceptions), (iii) the cost of the Surveys, and (iv) one hundred percent (100%) of all Clark County transfer taxes, if any, that may be due in connection with the sale of the Properties.  All other closing costs that are customarily paid in a commercial real estate purchase and sale transaction in the State of Nevada or in connection with Buyer’s financing (but exclusive of costs incurred in connection with the payoff or release of Sellers’ financing, which shall be paid by Sellers) shall be borne by Buyer. The provisions of this Article V shall survive the Closing or termination of this Agreement.

ARTICLE VI.

APPORTIONMENTS.

Section 6.1.  Apportionments.  The parties shall apportion, as of the Closing Date, the following in respect of each Property in cash at Closing as an adjustment of the cash portion of the Purchase Price:

(a)  The rent and other sums payable by Tenants under the Leases on a collectible basis for the month of Closing and Buyer shall cause the rent and other sums for the period prior to Closing to be remitted to Seller if, as and when collected.  Buyer shall receive a credit to the Purchase Price for any concessions or abatements of rents (or for any monies or concessions to be paid to a Tenant by Landlord under a Lease) as set forth in the existing executed Leases but Buyer shall not receive a credit for any concession or abatement of rent on a Lease that has already been taken into account pursuant to Article 4. Any amount collected by Buyer, or any Seller after the Closing Date, from Tenants who owe rents for periods prior to the Closing Date, shall be applied (i) first, in payment of rents for the month the Closing occurs (the “Closing Month”), (ii) second, in the payments of rents for the month following the Closing Month, and (iii) to the payment of the months prior to the month of Closing (unless otherwise designated by such tenant).  Each such amount, less any costs of collection (including reasonable attorneys’ fees) reasonably allocable thereto, shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled.  At Closing, Seller shall deliver to Buyer a schedule of all such past due but uncollected rent and other sums owed by Tenants.  Buyer shall promptly remit to Sellers any such rent or other sums paid by scheduled tenants.  Buyer shall bill tenants who owe rent for periods prior to the Closing on a monthly basis for six (6) consecutive months following the Closing Date.  For amounts due Sellers not collected within twelve (12) months after Closing, Sellers shall have the right to sue to collect same (without the right to evict tenant) and retain any amounts recovered in connection with such suits;

(b)  Except where and to the extent a tenant has the obligation to pay real property taxes and assessments directly to the appropriate governmental authority and not to Sellers and such tenant is not in default under its Lease, all real property taxes and assessments as customarily apportioned for real property transactions in Clark County, Nevada; with Seller paying all taxes due and payable prior to Closing;

(c)  Except where and to the extent a tenant has an obligation to pay the same, water, electricity, and sewer charges on all, but if any of such charges shall be payable on the basis of meter readings, then such charges shall be apportioned on the basis of the billing date from the applicable provider that occurs closest to the Closing Date; and

(d)  All customary items of revenue or expense (including, any outstanding utility deposits paid by Sellers with respect to the development of the Properties) not otherwise specifically provided for herein which are customarily prorated between a buyer and seller of real property shall be prorated as of the Closing Date in accordance with the custom governing such proration.  All advance payments to occupy space or use facilities within the Buildings shall be prorated as of the Closing Date by allocating each such payment ratably based on the number of days in the period to which the same apply.

(e)  Buyer shall receive a credit from Sellers at Closing for all of the credit balances in any tenant CAM, Tax or Insurance reserve account and Buyer shall be obligated to reconcile such reserve accounts for each tenant for the year 2012.  Seller shall not receive a credit from Buyer for any negative balance in such accounts unless and until collected from tenants following a reconciliation of such tenant’s accounts pursuant to Section 6.7.

Section 6.2.  Leasing Costs.  All leasing commissions, if any, for the current or initial lease terms for Leases entered into prior to the date hereof and the cost of any improvements and tenant allowances required to be made by the landlord in the space to which any such Lease relates have been paid by Sellers, except for those costs and allowances set forth on Exhibit E attached hereto (the “Leasing Costs”).  Those amounts listed on Exhibit E hereto in the column labeled “Seller Obligation” shall be referred to herein as “Seller’s Leasing Costs”.  Except as otherwise set forth on Exhibit E, Seller hereby represents that there are no leasing commissions for any renewals or extensions of the Leases entered into prior to the date hereof and that the Leasing Costs designated on Exhibit E as Seller’s Leasing Costs are the only Leasing Costs applicable to the existing Leases encumbering the Property as of the date hereof.

Section 6.3.  Reapportionment.  Any errors in the calculation of apportionments shall be corrected or adjusted, and paid, as soon as practicable (but not more often than monthly) after the Closing Date.  If it is impracticable to apportion certain items hereunder (including, without limitation, water and sewer charges and rents) by the Closing Date, such items shall be apportioned, and paid, as soon as practicable after the Closing Date.

Section 6.4.  Monthly Statements.  So long as amounts payable by Tenants for periods prior to the Closing Date remain outstanding, or any other amount that is to be apportioned between Buyer and Sellers pursuant to this Article VI remains subject to apportionment or adjustment, Buyer will provide Sellers with a monthly report of payments received and amounts paid by Buyer with respect to the applicable Tenants and categories of revenue and expense.  Buyer shall not modify or amend any Lease in a manner that will decrease the amount payable to Sellers pursuant to this Article VI.

Section 6.5.    Security Deposits.  The Security Deposits (as set forth on Exhibit I) under Leases which Seller represents are all of the Security Deposits paid by tenants under the Leases shall be delivered by Sellers to Buyer or Sellers may elect to give Buyer a credit against cash portion of the Initial Funding in the amount of such Security Deposits.

Section 6.6.  Timing.  The parties further agree to meet three (3) Business Days prior to the Closing Date to agree upon the apportionments in accordance with the terms hereof.

Section 6.7.  Reconciliation.  No later than April 30, 2013 (or such other date after the Closing when such figures are available), Seller and Buyer shall re-prorate real and personal taxes and other items of income and expenses based upon actual bills and invoices received after the Closing (if original prorations were based upon estimates) and any other items necessary to effectuate the intent of the parties that income and expense items shall be prorated as provided in this Article.

Section 6.8.  Survival.  The provisions of this Article VI shall survive the Closing for a period of twenty-four (24) months.

ARTICLE VII.

CONDITIONS TO CLOSING AND THE CLOSING.

Section 7.1.  Conditions to Seller’s Obligation to Sell.  The obligations of Sellers to consummate the transaction contemplated hereunder are each conditioned on the fulfillment of each of the following on and as of the Closing Date:

(a)  The delivery to Sellers of the Initial Funding, prorated as provided herein, plus the payment by Buyer to the appropriate parties of any closing costs to be paid by Buyer hereunder;

(b)  All representations and warranties of Buyer contained in this Agreement shall, in all material respects, be true at and as of the Closing Date and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or by the Closing Date (including, but not limited to, the delivery by Buyer of the items described in Article XIII below);

(c)  The simultaneous closing of the transactions contemplated under the CG PSA;

(d)  Each and all of the representations and warranties of Inland Diversified and Operating Company hereunder and under the other Transaction Documents (as defined below) to which either is a party shall be true and correct in all material respects on and as of the Closing Date, as though given as of the Closing Date, and Inland Diversified and Operating Company shall have delivered to the Sellers receiving OP Units an officer’s certificate to that effect;

(e)  Inland Diversified and Operating Company shall be in compliance with all covenants of Inland Diversified and Operating Company and shall have performed all obligations of Inland Diversified and Operating Company set forth in this Agreement, or set forth in any document delivered by Inland Diversified or Operating Company to such Transferor;

(f)  No event shall have occurred that would constitute a material default by Buyer, Inland Diversified or Operating Company under this Agreement or under any other Transaction Document or which with notice or the lapse of time, or both, would constitute such a material default by Buyer, Inland Diversified or Operating Company under this Agreement or under any such other Transaction Document; and

(g)  Each Seller, at its sole cost and expense, receiving confirmation that its mortgage lender shall accept a par prepayment of its current secured debt encumbering the Property.

Section 7.2.  Conditions to Buyer’s Obligation to Purchase.  The obligations of Buyer to consummate the transaction contemplated hereunder are conditioned on the fulfillment of each of the following on and as of the Closing Date:

(a)  All representations and warranties of Sellers contained in this Agreement shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date (except for (i) changes in facts permitted hereunder including, without limitation, as a result of actions taken by any Seller in accordance with Article XV hereof or occurring from events beyond the reasonable control of Sellers and (ii) Sellers’ right to update all of the Exhibits hereto in order to make such representations and warranties true as of the Closing Date; provided, however, that the foregoing right to update and amend the Exhibits hereto shall not be deemed to permit Sellers to default under any covenant made by Sellers herein), and Sellers shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Sellers prior to or by the Closing Date (including, but not limited to, the delivery by Sellers of the items described in Article XIII).

(b)  The delivery by Sellers to Buyer of a tenant estoppel certificate with respect to each of the Tenants at the Properties in substantially the same form attached hereto as Exhibit N or otherwise covering the matters as are required to be given in connection with an estoppel certificate pursuant to a Tenant’s Lease (a “Tenant Estoppel”).  If a Tenant Estoppel is delivered by Sellers to Buyer, Buyer may disapprove such Tenant Estoppel if and only if it does not contain such items as are required to be given in connection with an estoppel certificate pursuant to the Tenant’s Lease and/or contains allegations of a material default by a Seller.  If Sellers are unable to obtain Tenant Estoppels from all of the Tenants on or before the Closing Date, then Sellers shall have the right to (i) adjourn the Closing Date for a period not to exceed thirty (30) days for Sellers to obtain the missing Tenant Estoppels, or (ii) have the relevant Seller execute the missing Tenant Estoppels in its capacity as Seller of the Property concerned; provided however, Seller must deliver a Tenant Estoppel signed by each Tenant occupying 3,000 or greater square feet (each a “Major Tenant”) and by Tenants occupying eighty percent (80%) of the remaining square footage of each Property.  Each statement made by Seller in such missing Tenant Estoppels shall constitute a warranty and representation by such Seller thereunder to Buyer, which shall survive the Closing or, (z) the date on which Buyer has received an executed Tenant Estoppel signed by the applicable Tenant under the Lease in question.

(c)  The delivery by Sellers (which shall be completed using commercially reasonable efforts) to Buyer of estoppel certificates from the current parties (“REA Parties”) under any reciprocal easement agreements with Sellers benefitting the Properties in substantially the same form attached hereto as Exhibit N-1 or otherwise governing the matters as are required to be given in connection with an estoppel certificate pursuant to a reciprocal easement agreement (“REA Estoppel”)  If a REA Estoppel is delivered by Sellers to Buyer, Buyer may disapprove such REA Estoppel if and only if it does not contain such items as are required to be given in connection with an estoppel certificate pursuant to the applicable reciprocal easement agreement and/or contains allegations of a material default by a Seller.  In addition, if Sellers are unable to obtain REA Estoppels from any of the REA Parties on or before the Closing Date, an individual Seller shall execute and deliver to Buyer a certificate in the form of Exhibit O attached hereto (each such certificate, a “Seller’s Estoppel”) with respect to such reciprocal easement agreement at such individual Seller’s Building.  Each statement in a Seller’s Estoppel made by such Seller shall constitute a warranty and representation by such Seller hereunder which shall survive for a period terminating on the date on which Buyer has received an executed Seller’s Estoppel signed by the applicable REA Party under the reciprocal easement agreement in question.

Section 7.3.  No Financing Contingency.  It is expressly acknowledged by Buyer that the Closing of the transactions contemplated by this Agreement is not subject to any lender financing contingency.

Section 7.4.  Closing.  The closing of the transaction contemplated herein (the “Closing”) shall occur at the offices of the Title Company on a date that is mutually agreeable to the parties but that is no earlier than November 1, 2012 and no later than December 31, 2012 (as the same may be adjourned in accordance with this Agreement, the “Closing Date”), time being of the essence, subject only to adjournment rights explicitly permitted in this Agreement.  In the event the Closing does not occur by December 31, 2012, Sellers shall have the right to terminate this Agreement, without any obligation or liability to Buyer.

ARTICLE VIII.

SELLER’S REPRESENTATIONS.

Section 8.1.  Seller’s Representations.  Subject to the Sellers’ right to update Sellers’ representations and warranties pursuant to the terms hereof, each Seller represents and warrants to Buyer solely with respect to such Seller and the Property owned by such Seller that as of the date hereof the following representations and warranties are true in all material respects and the same shall be true in all material respects as of the Closing Date (except for (a) changes in facts permitted hereunder including, without limitation, as a result of actions taken by Sellers in accordance with Article XV hereof or occurring from events beyond the reasonable control of Sellers and (b) Sellers’ right to update all of the Exhibits and Schedules hereto in order to make such representations and warranties true as of the Closing Date; provided, however, that the foregoing right to update and amend the Exhibits and Schedules hereto shall not be deemed to permit Sellers to default under any covenant made by Sellers herein):

(a)  Each Seller is duly organized, validly existing and in good standing under the laws of the State of Nevada or the State of Delaware, as applicable, and each Seller has full power and authority to execute and deliver this Agreement and all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement (the “Seller’s Documents”) and to perform all obligations arising under this Agreement and the Seller’s Documents.  This Agreement constitutes, and the Seller’s Documents will each constitute, the legal, valid and binding obligations of each Seller, enforceable against each Seller in accordance with their respective terms, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors’ rights generally and except as may be limited by general equitable principles.

(b)  Exhibit A attached hereto is a true and complete list of all tenants (which may be under their trade name or fictitious name) under the Leases (except for any tenants for Master Lease Space or Earnout Space) as of the date set forth on Exhibit A.  True and complete copies of all Leases have been made available to Buyer.  Except as otherwise specifically set forth in Exhibit B attached hereto: (i) as of the date hereof all of the Leases are in full force and effect in accordance with their respective terms; and (ii) no Tenant has given written notice of default to any Seller nor has Seller actual knowledge of any material monetary default by any Tenant under its Lease, except as set forth on Exhibit B and (ii) all Tenants pay their share of CAM, Taxes and insurance except as set forth in the Leases.

(c)  Exhibit C attached hereto is a true and complete list of all Service Contracts affecting the Properties (subject to amendments, modifications or supplements permitted pursuant to Article XV).  Except as set forth on Exhibit C, (i) to Sellers’ knowledge all of the Service Contracts are in full force and effect in accordance with their respective terms, and (ii) as of the date hereof, no Seller has received from any counter party to any Service Contract a written notice claiming that any Seller is in any default under such Service Contract, which material default remains uncured.

(d)  Seller has not received written notice of any pending or threatened condemnation or eminent domain proceedings affecting the Properties or any part thereof and to Seller’s knowledge no condemnation or eminent domain proceeding is anticipated.

(e)  To Sellers’ knowledge, except as set forth on Exhibit G attached hereto, there are no pending actions, suits, arbitrations, claims or proceedings affecting the Properties or Sellers which would have an adverse effect on the Properties or Sellers’ ability to perform under this Agreement and no Seller has received any written notices of any such threatened or contemplated actions, suits, arbitrations, claims or proceedings which claims would not be fully covered by insurance (subject to deductibles).

(f)  Except as set forth on Exhibit G-1 attached hereto, Seller has not received any notice of any current violations of any laws, statutes, ordinances, regulations or other requirements of any governmental agency in connection with or related to the Properties, including any violations of any environmental laws and to Seller’s knowledge no such violations exist as of the date hereof.

(g)  Attached as Exhibit E is a true, correct and complete list of (i) all leasing commission agreements entered into by any Seller and in effect as of the date hereof (collectively, “Listing Agreements”), and (ii) all improvements and tenant allowances required to be made by the Sellers, as applicable.  Except as otherwise set forth in Section 6.2 hereof and Exhibit E, no amounts are presently due or may become due and owing thereunder.

(h)  Attached as Exhibit I is a list of all Security Deposits held by Sellers as of the date hereof.

(i)  Sellers’ represent and warrant that no Seller has any employees and there are no unemployment taxes due by any Seller.

(j)  Except as set forth on Exhibit G-2 attached hereto, Seller has received no notice of any special assessments and to Seller’s knowledge no special assessments pertaining to the Properties are anticipated.

Section 8.2.  Representation Survival.  The representations and warranties in Section 8.1 shall survive for a period of twenty-four (24) months following the Closing.

Section 8.3.  Representation Accuracy.  Notwithstanding anything to the contrary contained in this Agreement, Sellers shall be deemed to have not made any representation or warranty, and Sellers shall have no obligation or liability to Buyer with respect to (a) any of the foregoing matters as to or concerning any Lease, which is stated or confirmed in a Tenant Estoppel delivered by a Tenant under its Lease and (b) the inaccuracy or breach of any representation or warranty of Sellers hereunder, to the extent such inaccuracy or breach (i) is known by Buyer or the Receiving Party Representatives or included in the Leases, Service Contracts, Listing Agreements, the Information, or other written information provided or made available to Buyer or any Receiving Party Representative (collectively, the “Specified Documents”), (ii) becomes known to Buyer prior to the Closing Date and Buyer does not promptly thereafter, and in all events, prior to the Closing Date, provide written notice thereof to Sellers, or (iii) arises from the act or omission of Buyer or the Receiving Party Representatives or was consented to by Buyer.

Section 8.4.  Limitations on Sellers’ Representations.  Sellers do not represent or warrant that any particular Lease, lease for the Master Lease Space or Earnout Space, or Service Contract will be in force or effect as of the Closing Date or that any Tenant under a Lease or any party to a Service Contract (other than any Seller) will not be in default under its Lease or Service Contract, as applicable, unless such party’s default arises from a breach by Sellers of its obligations under this Agreement.

ARTICLE IX.

REPRESENTATIONS OF BUYER.

Section 9.1.  Buyer’s Representations.  Buyer represents and warrants to Sellers that as of the date hereof the following representations and warranties are true in all material respects and shall be true in all material respects on the Closing:

(a)  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.  At the Closing Date, Buyer or its permitted assignee will be authorized to do business in the State of Nevada.  Buyer has full power and authority to execute and deliver this Agreement and all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement (the “Buyer’s Documents”) and to perform all obligations arising under this Agreement and the Buyer’s Documents.  This Agreement constitutes, and the Buyer’s Documents will each constitute, the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, covenants and conditions, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors’ rights generally, and except as may be limited by general equitable principles.  Each person or entity comprising Buyer has duly authorized and approved this Agreement and the transaction contemplated hereby.

(b)  This Agreement and the Buyer’s Documents do not and will not contravene any provision of the organizational documents of Buyer, any judgment, order, decree, writ, injunction or any other agreement binding on Buyer, or any provision of any existing law or regulation to which Buyer is a party or is bound.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require (except to the extent, specifically set forth herein) any consent by any third party (including, without limitation, the consent of any direct or indirect partner of Buyer).

(c)  Notwithstanding anything to the contrary set forth in this Agreement, if prior to the Closing Date, Buyer has or obtains knowledge that any of Sellers’ representations or warranties set forth in Article VIII are untrue in any respect, and Buyer nevertheless proceeds with the Closing, then the breach by any Seller of the representations and warranties as to which Buyer shall have such knowledge shall be deemed waived by Buyer, such representations and warranties shall be deemed modified to conform them to the information that Buyer shall have knowledge of and Sellers shall have no liability to Buyer or its successors or assigns in respect thereof.  Buyer shall promptly notify Sellers in writing within two (2) Business Days if Buyer has or obtains knowledge that any of Sellers’ representations or warranties set forth in Article VIII are untrue in any respect.

(d)  To Buyer’s knowledge, no litigation, or governmental or agency proceeding or investigation is pending or threatened against Buyer which would materially impair or adversely affect Buyer’s ability to perform its obligations under this Agreement and consummate the transactions contemplated herein.

(e)  Buyer has the financial wherewithal to perform its obligations hereunder, and Buyer is not the subject of any bankruptcy, reorganization, insolvency or similar proceedings.

Section 9.2.  Intentionally Deleted.

Section 9.3.  Intentionally Deleted.

Section 9.4.  Survival.  The provisions of this Article IX and the representations and warranties set forth in such provisions (and all other representations and warranties of Buyer contained herein), shall survive the Closing for a period of twenty-four (24) months.

ARTICLE X.

PUBLIC DISCLOSURE — PRESS RELEASES.

Except to the extent required by law, prior to Closing, Sellers and Buyer each agree that it will not issue any press release or advertisement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party hereto.

ARTICLE XI.

CONFIDENTIALITY

Buyer acknowledges and agrees that the confidentiality agreement executed by Buyer in favor of Sellers, the seller under the CG PSA, and/or Manager prior to the date hereof (the “Confidentiality Agreement”) with respect to the Properties remains in full force and effect and is hereby incorporated into this Agreement for all purposes as if fully set forth herein.  Without in any way limiting the foregoing, Buyer agrees that (a) the subject matter of this Agreement and all of the terms hereof and (b) any and all materials and information provided by Sellers or made available to Buyer, including, without limitation, the Information and Due Diligence Material, shall be kept strictly confidential in accordance with the terms of the Confidentiality Agreement.  The provisions of this Article XI shall survive the termination of this Agreement.

ARTICLE XII.

CONDITION OF PROPERTIES; RELEASE OF CLAIMS.

Section 12.1.  Condition of Properties.  EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, BUYER IS PURCHASING THE PROPERTIES “AS-IS, WHERE IS AND WITH ALL FAULTS” IN THEIR PRESENT CONDITION, SUBJECT TO REASONABLE USE, WEAR, TEAR AND NATURAL DETERIORATION OF THE PROPERTIES BETWEEN THE DATE HEREOF AND THE CLOSING DATE AND FURTHER AGREES THAT (a) SELLERS SHALL NOT BE LIABLE FOR ANY LATENT OR PATENT OR OTHER DEFECTS IN THE PROPERTIES, (b) EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER MANAGER, SELLERS, NOR ANY OTHER RELEASED PARTY HAS MADE OR WILL MAKE OR WILL BE ALLEGED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR

GUARANTIES WHATSOEVER TO BUYER, WHETHER EXPRESS OR IMPLIED, REGARDING THE PROPERTIES OR ANY PART THEREOF, OR ANYTHING RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND (c) BUYER, IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, HAS NOT AND DOES NOT RELY UPON ANY STATEMENT, INFORMATION, OR REPRESENTATION TO WHOMSOEVER MADE OR GIVEN, WHETHER TO BUYER OR OTHERS, AND WHETHER DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, MADE BY ANY PERSON, FIRM OR CORPORATION, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

Section 12.2.  Release of Claims.  Except as otherwise set forth in this Agreement, without limiting any provision in this Agreement, Buyer, for itself and any of its successors and assigns and their affiliates, hereby irrevocably and absolutely waives its right to recover from, and forever releases and discharges, and covenants not to file or otherwise pursue any legal action (whether based on contract, statutory rights, common law or otherwise) against, Sellers or their affiliates or any direct or indirect partner, member, trustee, beneficiary, director, shareholder, manager, controlling person, affiliate, officer, attorney, employee, agent, contractor, tenant, representative (including, without limitation, Manager) or broker of any of the foregoing, and any of their respective heirs, successors, personal representatives, devisees, donees and assigns (each a “Released Party” and collectively, “Released Parties”) with respect to any and all suits, actions, proceedings, investigations, demands, claims, liabilities, obligations, fines, penalties, liens, judgments, losses, injuries, damages, settlement expenses or costs of whatever kind or nature, whether direct or indirect, known or unknown, contingent or otherwise (including any action or proceeding brought or threatened or ordered by any governmental authority), including, without limitation, attorneys’ and experts’ fees and expenses, and investigation and remediation costs that may arise on account of or in any way be connected with (a) the due diligence investigations by Receiving Party Representatives permitted pursuant to Section 3.4 hereof, and (b) the Properties or any portion thereof including, without limitation, Section 12.1 hereof (collectively, “Claims”), including, without limitation, the physical, environmental and structural condition of the Properties or any law or regulation applicable thereto, or any other matter relating to the use, presence, discharge or release of hazardous materials) on, under, in, above or about the Properties; provided, however, that Buyer does not waive its rights, if any, to recover from, or release or discharge or covenant not to bring any action against (i) Sellers or any other Released Party for any act that constitutes fraud, (ii) Sellers for any material breach of the express representations or warranties set forth in this Agreement, subject to the limitations and conditions provided in this Agreement, or (iii) Sellers for their express obligations under this Agreement.  The provisions of this Article XII shall survive the Closing.

ARTICLE XIII.

DELIVERIES AT CLOSING.

Section 13.1.  Deliveries at Closing.  The following documents shall be delivered to Title Company, Buyer and/or Sellers, as set forth below, on or before the Closing Date:

(a)  Each Seller shall execute and deliver to Buyer a Grant, Bargain and Sale Deed in the form attached hereto as Exhibit J for each of the Properties (the “Deed”).

(b)  Each Seller and Buyer shall execute and deliver to the other duplicate originals of notices to all Tenants stating that (a) the Properties have been sold and conveyed to Buyer; and (b) such other matters as are required by applicable law or pursuant to the terms of the Leases or which either party may reasonably request (the “Tenant Notification Letters”).

(c)  Each Seller and Buyer shall execute and deliver to the other an Assignment and Assumption of Leases (the “Assignment of Leases”), in the form of Exhibit K attached hereto, pursuant to which Seller assigns and Buyer assumes all of the landlord’s right, title and interest in and to any Leases and related Security Deposits.

(d)  A General Assignment, in the form of Exhibit L attached hereto, pursuant to which each Seller transfers, conveys and assigns to Buyer all of the Service Contracts, Permits, and the Personal Property (the “General Assignment”).

(e)  Each Seller and Buyer shall deliver to the other and Title Company such evidence as may be reasonably required by the other of the due authorization, execution and delivery by such party of this Agreement and the Seller’s Documents or the Buyer’s Documents, as the case may be.

(f)  Sellers shall deliver to Buyer a certified rent roll which shall include a list of all tenants, their annual rent, commencement date, expiration date, all renewals, a list of all Tenants who are delinquent, as of the Closing Date, in the payment of rents, the amount of each such delinquency and the period to which each such delinquency relates.

(g)  Sellers shall terminate or cause to be terminated, effective as of the Closing, (i) all existing property management agreements affecting the Properties, (ii) all Listing Agreements (except as those Listing Agreements which related to a Master Lease Space or Earn Out Space), and (iii) except for the License Agreement effective May 23, 2007 between Craig Losee Corner, LLC (as successor in interest to Cannery Corner, LLC) and Cannery Casino Resorts, LLC for the license of the “Cannery Corner” name and other related rights), those Service Contracts that Buyer has notified Seller in writing prior to the expiration of the Due Diligence Period that Buyer desires to have terminated at Closing.

(h)  Sellers shall deliver to Buyer updated schedules of the Leases and the Service Contracts at the Properties, the Listing Agreements and the Security Deposits, respectively, and certified by Sellers as correct and complete in all material respects as of the Closing Date.

(i)  Subject to Section 7.2(b) and (c), Sellers shall deliver to Buyer the Tenant Estoppels that Sellers have received from the Tenants and the REA Estoppels that Sellers have received from the REA Parties, or those that Sellers have executed as permitted thereunder.

(j)  Each Seller shall deliver to Buyer a FIRPTA certification in the form of Exhibit M attached hereto, verified as true and signed and sworn to under penalties of perjury by a general partner or managing member of each Seller.

(k)  Buyer shall deliver to the Title Company for delivery to Sellers in accordance with this Agreement the balance of the Initial Funding pursuant to Article II above.

(l)  Sellers shall deliver to Buyer any Security Deposits in Seller’s possession or control that have not been (i) applied to defaults as permitted by this Agreement or (ii) credited to Buyer pursuant to Section 6.5 hereof.

(m)  Each Seller and Buyer shall execute and deliver to each other a certificate updating the representations and warranties made by each of them in Articles VIII and IX, respectively.  If any of the facts contained in the representations and warranties made by Sellers in Article VIII change in any material respect between the date hereof and the Closing Date, then promptly upon learning of such change in facts, Sellers shall disclose such changes in writing to Buyer.

(n)  Each applicable Seller and Buyer shall execute and deliver to each other the escrow agreement for the TI/Commissions Escrow.

(o)  Each of the Sellers and Inland Diversified shall have executed the Operating Agreement and the other documents related to the OP Units, including, without limitation, any additional guaranty or other agreement described in Section 1.2 (the “Transaction Documents”).

ARTICLE XIV.

DEFAULT; DAMAGES.

Section 14.1.  Buyer Defaults.  In the event that Buyer shall default under this Agreement prior to Closing, Buyer and Sellers agree that the actual damages that any Seller shall sustain as a result thereof shall be substantial and shall be extremely difficult and impractical to determine.  Buyer and Sellers therefore agree that if Buyer fails to perform any or all of the obligations, terms, covenants, conditions and agreements to be performed by Buyer hereunder, whether at or prior to the Closing, Sellers’ remedy shall be to receive as full, complete and valid liquidated damages (and not a penalty) the Deposit held at such time by Escrow Holder together with any interest earned thereon from Escrow Holder, and thereafter neither Buyer nor any Seller shall have any further liability or obligation to the other parties hereunder, except for such liabilities and obligations as are expressly stated to survive the termination of this Agreement. If Buyer shall fail to perform any or all of the obligations, terms, covenants, conditions and/or agreements to be performed by Buyer hereunder after the Closing, Sellers shall have the right to pursue any rights and remedies available to Sellers at law or in equity.

Section 14.2.  Pre-Closing Defaults.  In the event that on the Closing Date any Seller has defaulted on its obligations hereunder in any material respect, then, subject to the provisions set forth below, Buyer shall be entitled, as its sole remedy, to either: (a) treat this Agreement as being in full force and effect and pursue only the remedy of specific performance against Sellers; or (b) terminate this Agreement and receive a return of the Deposit together with any interest earned thereon (and the parties shall jointly instruct Escrow Holder to promptly return the Deposit, together with any interest earned thereon, to Buyer) and in the event of a willful and knowing default intended by Sellers to thwart the consummation of the Closing hereunder, Sellers shall reimburse Buyer for Buyer’s actual third-party costs and expenses incurred in connection with its due diligence review of the Properties (evidenced by invoices or other evidence reasonably satisfactory to Sellers) and Sellers shall be liable to Buyer for all actual damages incurred by Buyer resulting from Seller’s default and Seller shall not have any further liability or obligation to Buyer hereunder nor shall Buyer have any further liability or obligation to any Seller hereunder, except for such obligations as are specifically stated to survive the termination of the Agreement.  Buyer waives any right to pursue any other remedy at law or in equity for any default of any Seller, including, without limitation, any right to seek, claim or obtain damages, other than as set forth in this Agreement or in the case of Seller’s fraud, but in no case shall Buyer seek punitive damages or consequential damages.  Notwithstanding anything to the contrary contained in this Agreement, if prior to the Closing Date, Buyer has or obtains knowledge that a Seller has defaulted on its obligations hereunder in any respect, and Buyer nevertheless proceeds with the Closing, then the default by such Seller as to which Buyer shall have such knowledge shall be deemed waived by Buyer and Sellers shall have no liability to Buyer or its successors and assigns in respect thereof.  Buyer shall promptly notify Sellers in writing within two (2) Business Days if Buyer has or obtains knowledge that a Seller has defaulted on its obligations hereunder in any respect.

Section 14.3.   Right to Cure.  Notwithstanding anything contained herein to the contrary and without limiting any of Sellers’ rights set forth in this Agreement, in the event that a Seller has defaulted hereunder and such default has caused direct actual damages in a liquidated amount to Buyer, then, in such event, Sellers shall be entitled, but shall not have any obligation, either: (a) prior to the Closing Date, to cure such default; or (b) provide Buyer with a credit against the Purchase Price in an amount equal to Buyer’s actual direct damages and such default shall be deemed cured in its entirety and Buyer shall remain obligated to purchase the Properties without any further reduction in the Purchase Price.  In the event that a Seller has defaulted hereunder and such default has caused direct actual damages in a liquidated amount to Buyer that are less than or equal to the Minimum Amount, then Buyer shall remain obligated to purchase the Properties without any reduction in the Purchase Price.

Section 14.4.  Defaults Discovered Post Closing.  If Buyer closes the transactions contemplated by this Agreement and, after the Closing Date but before the applicable survival period (as expressly set forth in this Agreement), Buyer discovers a breach of any of Seller’s representations, warranties, covenants or indemnities hereunder or under any certificates and other documents executed at, or in connection with, the Closing, Buyer shall have the right, until the expiration of the applicable survival period, to sue such Seller for actual direct damages incurred by Buyer as a result of such breach or breaches.  However, except with respect to the Master Lease Obligations, in any such event or events, no Seller shall have any liability to Buyer for all or any of such matters in excess of, for such Seller, the following amounts (the “Post-Closing Damage Cap”):

Seller	Post-Closing Damage Cap
Centennial Centre, L.L.C.	$3,500,000
Eastern — Beltway, Ltd.	$2,000,000
Retail Development Partners, LLC	$1,000,000
Virgin Territory LLC	$1,000,000
Craig Losee Corner, LLC	$1,000,000

Except with respect to the Master Lease Obligations, Buyer shall not enter any judgment or collect an amount in excess of the Post-Closing Damage Cap.  Notwithstanding anything contained herein to the contrary, if Buyer had knowledge of a default by a Seller on the Closing Date and Buyer elects to close the transaction contemplated herein, Buyer shall be deemed to have irrevocably waived such default and Sellers shall not have any liability with respect to such default.

Section 14.5.  Liabilities of Sellers.  From and after the Closing Date, Buyer shall be responsible for all liabilities, claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses arising from, or in connection with any liabilities or obligations arising from and after the Closing Date (including, without limitation, all liabilities in connection with all Leasing Costs) and Seller shall be responsible for all liabilities, claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses accruing prior to the Closing Date.

Section 14.6.  Individual Seller Responsibility. Each individual Seller’s prorata share of OP Units as set forth in the A/R Operating Agreement and right to Earnout Payments shall secure Seller’s surviving obligations, liabilities and indemnities set forth in this Agreement.  To the extent any Seller does not receive OP Units, any liability, obligation or indemnity applicable to such Seller may be collected from the other Seller’s on a prorata basis, but only to the extent such Sellers are holding OP Units in excess of their prorata share.  Each Seller’s prorata share of OP Units shall be based on the net proceeds received by such Seller at the Closing and shall be set forth on Exhibit H.

Section 14.7.  Waiver of Consequential Damages.  In no event shall either party be liable to the other party for any consequential, special, punitive or indirect damages for a breach of any covenant, representation or warranty under this Agreement.

Section 14.8.  Survival.  The provisions of this Article XIV shall survive the Closing.

ARTICLE XV.

OPERATION OF THE PROPERTIES UNTIL CLOSING.

Section 15.1.  Operation of the Properties.

(a)  Between the date hereof and the Closing Date, Sellers shall continue to operate and maintain the Properties in the ordinary course of business in accordance with present business practices.

(b)  During the period between the Due Diligence Period and the Closing Date, except as otherwise expressly provided in this Agreement, with respect to the Occupied Leases, Sellers may not, without the prior written consent of Buyer in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), (i) cancel or terminate any Lease (other than for a material default thereunder by a party other than any Seller), (ii) amend or  modify any Lease in any respect, (iii) renew or extend any Lease (other than pursuant to existing renewal or extension options in favor of Tenants), and (iv) apply any Security Deposit of any tenant under a Lease for a delinquency or default by such tenant (all such activity set forth in this Section 15.1(b) shall be called, “Leasing Activity”).  Between the date hereof and the Closing Date, each Seller shall give Buyer notice (via the email address as set forth in Section 17.1 below) prior to doing any of the Leasing Activity referred to in this Section 15.1(b), which notice shall include the material terms of the proposed Leasing Activity as well as, if after the expiration of the Due Diligence Period, a request for Buyer’s consent thereto.  If Buyer’s consent is required and Buyer does not respond to such Seller’s request for consent to its Leasing Activity within ten (10) Business Days after receipt thereof, time being of the essence with respect thereto, Buyer shall be deemed to have consented to such Leasing Activity.  Notwithstanding the foregoing, each Seller shall have the right, without the prior consent of Buyer, to enter into (1) leases for the Earnout Spaces and the Master Lease Space; provided, however, that after the Due Diligence Period, such leases for Earnout Spaces and the Master Lease Spaces shall be in accordance with the requirements set forth in Section 4.3(b) and Section 4.4(a) respectively, and (2) any contract which can be terminated upon thirty (30) days written notice.

(c)  Notwithstanding any limitation set forth herein, Sellers may, without Buyer’s consent and without cost to Buyer (unless otherwise set forth herein or unless otherwise approved by Buyer) (i) take such actions, if any, with respect to the Properties, reasonably necessary to comply with the terms of the Leases, and any insurance requirements or to comply with laws, rules or regulations of any governmental authority, (ii) take such actions as it deems reasonably necessary to repair any insured or uninsured casualty or damage, and (iii) take such actions with respect to the Properties reasonably necessary to prevent loss of life, personal injury or property damage.

Section 15.2.  Continued Operation by Sellers.  Prior to Closing, Sellers, at their cost, will, so long as the other party thereto is not in default thereunder, continue to (or cause Sellers to continue to) perform and observe in all material respects all of the covenants and conditions required to be performed by Sellers in the same manner as presently performed and observed by Sellers under (a) the Leases, (b) Service Contracts, (c) the Permitted Encumbrances, (d) any note, indenture, mortgage or deed of trust affecting the Properties, and (e) any Permits; provided, however, that the foregoing agreement shall not limit Sellers’ rights to terminate any of the foregoing agreements to the extent otherwise permitted hereunder.

ARTICLE XVI.

CASUALTY AND CONDEMNATION.

Section 16.1.  Condemnation.  If, prior to the Closing Date, a material part (as defined in this Section 16.1) of any Property is taken by eminent domain (or is the subject of a pending taking which has not yet been consummated) (an “Affected Property”), Sellers shall notify Buyer of such fact promptly after obtaining knowledge thereof and Buyer, at its option, may terminate the Agreement with respect to the Affected Property.  In such event, the Purchase Price shall be adjusted by the amount of the Purchase Price attributed to such Affected Property on Schedule 5 attached hereto and the Deposit shall be reduced on a prorata basis.  Buyer shall have the right to terminate this Agreement with respect to such Affected Property with by giving notice to Sellers not later than ten (10) Business Days after receipt of Sellers’ notice.  In the event Buyer elects to terminate the Agreement with respect to the Affected Property, Sellers shall have the right to terminate this Agreement in its entirety by written notice to Buyer within ten (10) Business Days after receipt of Buyer’s termination notice for the Affected Property, in which event the Deposit shall be returned to Buyer and no party shall have any further obligation to the other, unless such obligation expressly survive the termination of this Agreement.  For the purposes hereof, a “material part” of a Property with respect to the taking of a Property by eminent domain shall mean either (A) the taking of any portion of the Property is reasonably estimated by Buyer and Sellers to reduce the value of such Property by more than two and one-half percent (2.5%) or (B) if any Tenant occupying more than 3,000 square feet terminates its Lease at the Property as a result of the taking.  Provided, if any Tenant terminates its lease as a result of a condemnation, the Purchase Price shall be reduced using the formula for calculation of an Earnout Payment and the terminated lease shall become an Earnout Space.  If Buyer does not timely terminate the Agreement with respect to the Affected Property, there shall be no abatement of the Purchase Price and Sellers shall assign to Buyer on the Closing Date the rights of Sellers to any portion of the award that has not been used by Sellers to restore or rebuild the applicable Property, if any, for the taking, and Buyer shall be entitled to receive and keep all awards for the taking of the applicable Property or such portion thereof. Furthermore, Buyer shall have the right to approve any settlement with the applicable governmental authority, such approval not to be unreasonably withheld, conditioned or delayed.

Section 16.2.  Casualty.  If, prior to the Closing Date, a material part (as defined in this Section 16.2) of any Property is destroyed or damaged by fire or other casualty (a “Damaged Property”), Sellers shall promptly notify Buyer of such fact and Buyer, at its option, may terminate the Agreement with respect to such Damaged Property.  In such event, the Purchase Price shall be adjusted by the amount of the Purchase Price attributed to such Damaged Property on Schedule 5 attached hereto and the Deposit shall be reduced on a prorata basis.  Buyer shall have the right to terminate this Agreement with respect to such Damaged Property with by giving notice to Sellers not later than ten (10) Business Days after receipt of Sellers’ notice.  In the event Buyer elects to terminate the Agreement with respect to the Damaged Property, Sellers shall have the right to terminate this Agreement in its entirety by written notice to Buyer within ten (10) Business Days after receipt of Buyer’s termination notice for the Damaged Property, in which event the Deposit shall be returned to Buyer and no party shall have any further obligation to the other, unless such obligation expressly survive the termination of this Agreement.  For the purposes hereof, a “material part” of a Property shall mean any portion of the Property where the amount required to repair or restore the destruction or damage caused by fire or other casualty is reasonably estimated by Buyer and Sellers to be more than two and one-half percent (2.5%) of the Purchase Price for such Property (as set forth on Schedule 5) or if any Tenant occupying more than 3,000 square feet terminates its Lease at the Property as a result of the fire or other casualty.  Provided, if any Tenant terminates its lease as a result of a casualty, the Purchase Price shall be reduced using the formula for calculation of an Earnout Payment and the terminated lease shall become an Earnout Space.  If Buyer does not elect to terminate this Agreement as aforesaid, or if there is damage to or destruction of an “immaterial part” (i.e., anything other than a material part) of the Properties by fire or other casualty, there shall be no abatement of the Purchase Price and Sellers shall assign to Buyer (without recourse) on the Closing Date the rights of Sellers to any portion of the proceeds that has not been used by Sellers to repair such casualty under Sellers’ insurance policies, if any, covering the applicable Property with respect to such damage or destruction, and Buyer shall be entitled to receive and keep any such monies received from such insurance policies (and shall be entitled to applicable deductibles, if any).  In furtherance hereof, in the event an “immaterial part” of the Properties is damaged after the date hereof, Sellers shall, in accordance with sound management practice, repair such damage and Buyer shall, on the Closing Date, reimburse to Sellers the cost thereof, less any amount of insurance proceeds received by Sellers (but not paid to Buyer) in connection therewith. Sellers shall not enter into any settlement with the insurance carrier without the consent of Buyer, which shall not be unreasonably withheld, conditioned or delayed.  Sellers shall not modify, terminate or otherwise permit any of Sellers’ existing insurance policies to lapse or terminate prior to the Closing Date.  If any damage or destruction which occurs prior to the Closing Date is not covered by Sellers’ insurance, then Buyer’s sole remedy shall be to either (a) close and receive a credit against the Purchase Price in the amount of such damage or destruction, or (b) terminate this Agreement in accordance with Section 16.3 hereof.

Section 16.3.  Termination.  If this Agreement is terminated pursuant to this Article XVI, the Deposit shall be returned to Buyer, at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement, except that the provisions of the following shall expressly survive such termination and be enforceable by the parties after termination: Sections 3.4 and 3.5 and Article XI.  As set forth in Sections 16.1 and 16.2 above, if Buyer terminates any Property pursuant to this Article XVI, Seller may, at its option within ten (10) Business Days, following its receipt of Buyer’s notice of its election to terminate, terminate this Agreement with respect to all of the Properties.

ARTICLE XVII.

NOTICES.

Except as otherwise set forth in this Agreement, any and all notices and demands by either party hereto to the other party, required or desired to be given hereunder shall be in writing and shall be validly given only if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, or if made by Federal Express or other delivery service which keeps records of deliveries and attempted deliveries, or if made by email transmission (receipt of which is acknowledged or if a copy thereof is delivered the following day by a delivery service which keeps records of deliveries and attempted deliveries.).  Service shall be conclusively deemed made on the first Business Day delivery is attempted or upon receipt, whichever is sooner, and addressed as follows:

(i)  if to Sellers, to:

Territory Incorporated

5785 Centennial Center Blvd., #230

Las Vegas, NV 89149

Attention: Terri Sturm

Email: tsturm@territoryinc.com

with a copy to:

Law Office of Leslie Hollmann, LLC

5785 Centennial Center Blvd., #230

Las Vegas, NV 89149

Email: leslie@hollmannlaw.com

and with a copy to:

Parr Brown Gee & Loveless

185 South State Street, Suite 185

Salt Lake City, Utah 84111

Attention:  David E. Gee, Esq.

Email:  dgee@parrbrown.com

 (ii)                               if to Buyer, to:

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, IL  60523

Attention:  Lou Quilici

Email:  lquilici@inlandgroup.com

with a copy to:

The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, IL  60523

Attention:  Gary Pechter

Email:  gpechter@inlandgroup.com

(iii)                               if to Escrow Holder, to:

Chicago Title Insurance

10 S. LaSalle Street, Suite 3100

Chicago, IL  60603

Attention:  Nancy Castro

Email:  Nancy.Castro@ctt.com

ARTICLE XVIII.

BROKER.

Other than Mountain High Real Estate Advisors and Territory Incorporated (“Brokers”), Buyer and Sellers each represent and warrant that they have not dealt, directly or indirectly, with any broker. Each party hereby indemnifies and agrees to protect, defend and hold harmless the other from and against any loss, cost, damage or expense (including reasonable attorneys’ fees) by reason of the incorrectness of such representation and warranty.  Sellers hereby disclose to Buyer that the principal of Territory Incorporated has a direct or indirect ownership interest in the Sellers.  This provision shall survive the Closing.  Seller shall be responsible for paying all real estate brokerage fees to Mountain High Real Estate Advisors and Territory Incorporated associated with this transaction, pursuant to a separate agreement between Sellers and Brokers.

ARTICLE XIX.

ASSIGNMENT.

Neither this Agreement nor any interest hereunder shall be assigned or transferred by Sellers.  Buyer may assign or otherwise transfer its interest under this Agreement to any entity directly or indirectly controlled by Buyer or to a limited liability company which is a subsidiary of a real estate investment trust or subsidiary thereof sponsored by an affiliate of Buyer formed and managed by Inland Diversified, which is treated as a tax partnership under Subchapter K of the Internal Revenue Code of 1986, as amended.  As used in this Agreement, the term “Buyer” shall be deemed to include any permitted assignee or other transferee of the initial Buyer.  Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Sellers and Buyer and their respective successors and assigns.

ARTICLE XX.

FURTHER ASSURANCES.

The parties agree to do such other and further acts and things, and to execute and deliver such instruments and documents, as either may reasonably request from time to time, on or after the Closing Date, in furtherance of the purposes of this Agreement.  The provisions of this Article XX shall survive the Closing for a period of thirty-six (36) months.

ARTICLE XXI.

MISCELLANEOUS.

Section 21.1.  Entire Agreement.  This Agreement and the Exhibits and Schedules attached hereto, together with the Seller’s Documents, the Buyer’s Documents and the Confidentiality Agreement, constitute the entire agreement between the parties with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties, including without limitation the letter of intent dated September 12, 2012 among Sellers, the seller under the CG PSA and Buyer, are merged in, superseded by and contained in this Agreement.

Section 21.2.  Modification.  This Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the parties hereto; and any consent, waiver, approval or authorization shall be effective only if signed by the party granting such consent, waiver, approval or authorization.

Section 21.3.  Captions.  The table of contents, captions, Section and Article titles and Exhibit and Schedule names contained in this Agreement are for convenience and reference only and shall not be used in construing this Agreement.

Section 21.4.  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.  In the event of litigation arising under, or related to this Agreement, venue shall be in the appropriate court in Clark County, Nevada.

Section 21.5.  References.  The terms “hereof,” “herein,” and “hereunder” and words of similar import, shall be construed to refer to this Agreement as a whole, and not to any particular article or provision, unless expressly so stated.  All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.  For the purposes of this Agreement, and without intending to expand the meaning of the phrase “commercially reasonable efforts”, the parties hereto acknowledge that commercially reasonable efforts will not be interpreted as requiring the initiation or settlement of litigation, disproportionate payouts to any partners, the payment of money (other than usual and customary expenses associated with negotiating and closing transactions of the nature set forth herein).

Section 21.6.  Certain Definitions.  The following terms used but not otherwise defined herein shall have the following meanings:  “Business Day” shall mean any day other than a Saturday, Sunday or bank holiday in the State of Nevada.  “Person” shall mean any natural person, a partnership, a corporation, limited liability company, a business trust and any other form of business or legal entity.

Section 21.7.  Exhibits and Schedules.  The Exhibits and Schedules attached hereto are hereby made part of this Agreement.

Section 21.8.  Successors and Assigns.  Subject to the provisions of Article XIX above, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  None of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party except for the Released Parties pursuant to the terms hereof.

Section 21.9.  Attorneys’ Fees.  If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorneys’ fees and disbursements as fixed by the court shall be included in such judgment.

Section 21.10.  Severability.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement or the application of such provision to the person or circumstance other than those in respect of which it is invalid or unenforceable, except those provisions which are expressly made subject to or conditioned upon such invalid or unenforceable provisions, shall not be affected thereby.

Section 21.11.  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed one and the same instrument.

Section 21.12.  Knowledge.  For the purposes of this Agreement, “knowledge” with respect to (a) Sellers shall mean matters as to which Terri Sturm has actual, present and personal knowledge without any independent investigation or any duty or responsibility to make any inquiry, review or investigation; and (b) Buyer shall mean matters as to which Lou Quilici has actual, present and personal knowledge without any independent investigation or any duty or responsibility to make any inquiry, review or investigation.

Section 21.13.  No Joint and Several Liability.  Notwithstanding anything to the contrary in this Agreement, Buyer agrees that that obligations and liabilities of the Sellers shall not be joint and several and that each Seller shall only be liable for its own default of its obligations under this Agreement.

Section 21.14.  Time of Essence.  Time is of the essence of this Agreement.

Section 21.15.  Termination.  In the event the CG PSA is terminated for any reason, this Agreement shall automatically terminate.

Section 21.16.  Recordation.  Neither Sellers nor Buyer may record this Agreement or any memorandum or notice hereof until the end of the Due Diligence Period.  Buyer may, upon five (5) Business Days prior written notice to Sellers, record a memorandum of this Agreement with respect to a Property to be recorded upon the expiration of the Due Diligence Period so long as each of the following conditions are satisfied: (a) such memorandum shall terminate, by its express terms and in a manner approved by Sellers, upon the earlier of the termination of this Agreement or February 28, 2013; (b) the recordation of such memorandum of this Agreement will not violate any document related to a Mortgage Lien; and (c) Buyer is not at that time in default under this Agreement.

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC.

				By:	/s/ Lou Quilici
Name: Lou Quilici
Title: Senior Vice President

SELLERS:

Centennial Center	CENTENNIAL CENTRE, L.L.C.,
a Nevada limited liability company

	By:	Westdale Development, L.L.C.,
a Nevada limited liability company,
its Manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

CENTENNIAL HOLDINGS, L.L.C.,
a Delaware limited liability company

	By:	Centennial Centre, L.L.C.,
a Nevada limited liability company

		By:	Westdale Development, L.L.C.,
a Nevada limited liability company,
its Manager

			By:	/s/ Terri Sturm
Terri Sturm, Manager

Eastern-Beltway	EASTERN - BELTWAY, LTD.,
a Nevada limited liability company

	By:	/s/ Terri Sturm
Terri Sturm, Manager

[Signature Page to Agreement of Purchase and Sale and Contribution Agreement]

Eastgate	Retail Development Partners, LLC,
a Nevada limited liability company

	By:	RDP Manager, Inc.
a Nevada corporation,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, President

Lowe’s Plaza	VIRGIN TERRITORY LLC,
a Nevada limited liability company

	By:	Sturm Enterprises, LLC
a Nevada limited liability company,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

Cannery Corner	CRAIG LOSEE CORNER, LLC,
a Nevada limited liability company

	By:	Sturm Enterprises, LLC
a Nevada limited liability company,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

[Signature Page to Agreement of Purchase and Sale and Contribution Agreement]

CONSENT OF ESCROW HOLDER AND
TITLE COMPANY

Chicago Title & Trust Company (the “Escrow Holder” and “Title Company”) hereby agrees to: (i) accept and carry out the escrow instructions set forth in the foregoing AGREEMENT OF PURCHASE AND SALE (the “Agreement”); (ii) carry out the responsibilities of the Escrow Holder and Title Company as provided in the Agreement; and (iii) be bound by the Agreement in the performance of its duties as the Escrow Holder and Title Company; provided, that the undersigned shall have no obligations, liability or responsibility under any amendment to the Agreement unless and until the same shall be accepted by the undersigned in writing.

DATED:

CHICAGO TITLE & TRUST COMPANY

By:
Authorized Agent

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

AND

CONTRIBUTION AGREEMENT

THIS AMENDMENT (the “Amendment”) is executed as of the 20th day of December 2012 by and among INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”) and each of the following entities (collectively, “Sellers”):

(i)                                     CENTENNIAL CENTRE, L.L.C., a Nevada limited liability company (“CC”);

(ii)                                  CENTENNIAL HOLDINGS, L.L.C., a Delaware limited liability company (“CH”);

(iii)                               EASTERN - BELTWAY, LTD., a Nevada limited liability company (“EB”);

(iv)                              CRAIG LOSEE CORNER, LLC,  a Nevada limited liability company;

(v)                                 RETAIL DEVELOPMENT PARTNERS, LLC, a Nevada limited liability company; and

(vi)                              VIRGIN TERRITORY LLC, a Nevada limited liability company (“VT”).

Sellers and Buyer are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.            Sellers and Buyer executed and delivered a certain Agreement of Purchase and Sale and Contribution Agreement, dated October 17, 2012 (the “Agreement”) pertaining to the sale and purchase of certain retail shopping centers located in Clark County, Nevada, as more fully described in the Agreement.  Any capitalized term that is used in this Amendment and not otherwise defined herein shall have the meaning set forth in the Agreement.

B.            The Parties desire to amend the Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.       Meanings of Certain Terms.  In addition to the capitalized terms defined elsewhere in this Amendment, the following capitalized words and phrases shall have the meanings set forth for such capitalized terms and phrases in this Section 1.

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“Defeased Loan” means that certain mortgage loan to Retail Development Partners, LLC, as borrower, from Deutsche Banc Mortgage Capital, L.L.C. (as assigned to WELLS FARGO BANK, N.A., as Trustee, for the Registered Holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004—C1 under that certain Pooling and Servicing Agreement dated as of January 1, 2004),  in the original principal amount of EIGHTEEN MILLION AND 00/100 DOLLARS ($18,000,000.00) evidenced by that certain Promissory Note dated as of September 18, 2003, and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 18, 2003.

“Post-Closing Repairs” means those certain repairs set forth on Schedule 1, attached hereto and incorporated herein by this reference, which a Seller specifically indicates that it will perform.

“Seller Prospective Tenant” means a prospective tenant identified by Seller in accordance with Section 4.6 of the Agreement.

2.       Exhibit A.  In accordance with Section 4.1 of the Agreement, the Parties agree that Exhibit A attached to the Agreement is hereby deleted in its entirety and Exhibit A attached to this Amendment is hereby substituted in lieu thereof as the final Exhibit A to the Agreement.

3.       Chase Bank.  Chase Bank was listed on Exhibit A-6 as a Tenant in Space C-1.  VT and Buyer acknowledge that Chase Bank will terminate its lease in accordance Paragraph 3 of the Second Amendment to Retail Leased, dated February 6 2012.  As set forth in Exhibit A attached to this Amendment, Seller and Buyer have agreed that Space C-1 will be Earnout Space.  Any Rent that is collected from Chase Bank until the Earnout Payment applicable to this space has been funded shall be immediately paid to VT by Buyer.

4.       Lease Guaranties.

4.1          In the event Scents and Spray (“Scents”) exercises its right to early terminate its lease (the “Scents Lease”) for Space C-2, as shown on Exhibit A-6, VT guarantees that Scents will pay all base rent, CAM, taxes and insurance (collectively, “Rent”) to Buyer or Buyer’s assignee due and payable under the Scents Lease for such space commencing upon Closing through May 31 2015.

4.2          In the event a one (1) year lease renewal for Space 11D, as shown on Exhibit A-1, executed by Quest Diagnostics (“Quest”) is not delivered to Buyer by Closing, then CC shall guarantee that Quest, will pay all Rent to Buyer or Buyer’s assignee due and payable under its lease for such space (the “Quest Lease” and together with the Scents Lease, the “Guaranteed Leases”) commencing upon Closing through March 31, 2014.

4.3          If either Scents and Sprays or Quest is in default of its obligation to pay Rent beyond any applicable cure period pursuant to its Guaranteed Lease (“Default”) during the applicable guaranteed period set forth in Sections 4.1 or 4.2 above, then upon written notice delivered from Buyer to VT or CC, as applicable, stating: (a) that the applicable tenant is in Default under its Guaranteed Lease; and (b) the amount of Rent then

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due and owing by such tenant to Buyer, VT or CC, as applicable, shall remit such payment to Buyer in such amount, within ten (10) business days of the date of receipt of such notice.

4.4          If CC fails to pay any amount payable by it under Section 4.3 above within such 10-day period, Buyer shall have the right to offset any such amounts against all monthly dividend or redemption payments with respect to Preferred Units and Earnout Payments due to CC or other Sellers in accordance with the Agreement.  If VT fails to pay any amount payable by it under Section 4.3 above within such 10-day period, Buyer shall have the right to offset any such amounts against all monthly dividend or redemption payments with respect to Preferred Units and Earnout Payments due to VT or other Sellers in accordance with the Agreement.

4.5          Buyer shall use commercially reasonable efforts to collect all Rent payable to Buyer from the tenant or any guarantor under the Guaranteed Leases without however, being obligated to evict such tenants under the Guaranteed Leases.  If Buyer subsequently collects any Rent with respect to a Guaranteed Lease which is applicable to the periods for which either CC or VT have paid any amounts under Section 4.3 above, Buyer shall promptly remit the same to CC or VT, as applicable.

4.6          CC and VT shall be entitled to an accounting with respect to each Guaranteed Lease, and shall be entitled to copies of the accountings of Buyer with respect to each of the Guaranteed Leases.

5.       AutoMall Indemnification.  With respect to that certain Maintenance Agreement, dated April 4, 2000 (the “Maintenance Agreement”) between CC, Joseph Scala (“Scala”) and the City of Las Vegas (the “City”), CC shall indemnify and hold harmless Buyer against (i) any loss, cost or expense, including court costs and reasonable legal fees, arising from liability to, or claim by, the City or Scala, arising under the Maintenance Agreement and asserted against Buyer or the real property described on Exhibit A-1 of the Maintenance Agreement for failure of Scala to maintain or pay the costs of maintenance of the Perimeter Maintenance Areas (as defined in the Maintenance Agreement) described on Exhibit B-1 of the Maintenance Agreement and which are immediately adjacent to the real property owned by Scala as described on Exhibit A-2 of the Maintenance Agreement (the “Scala Maintenance Area”); or (ii) if the City requires that CC or Buyer maintain the Scala Maintenance Area, any expenses incurred by Buyer and not reimbursed by Scala in accordance with the Maintenance Agreement.  With the consent of the City, CC shall, at its sole cost and expense, as soon as commercially reasonable, also cause the water meter to be relocated or assumed by Scala.  All payments to be made by CC under this Section 5 shall be made within ten (10) days after receipt of an invoice therefor from Buyer. CC shall be subrogated to any claims against Scala and/or the City with respect to any claims for payments made by CC to Buyer in connection with the indemnification of Buyer hereunder.  To the extent requested by CC, Buyer shall assign to CC in writing any such claims for payments made by CC to Buyer against Scala for reimbursement or contribution arising under the Maintenance Agreement.  CC shall have the right, in its sole discretion, to amend (in a manner reasonably acceptable to Buyer) the Maintenance Agreement so long as such amendment does not increase Buyer’s obligations thereunder.  Specifically, CC shall have the right to amend the Maintenance Agreement such that the Buyer shall only have the obligation to maintain the Perimeter Maintenance Agreement adjacent to the Property.  Buyer shall have the right to offset any amounts indemnified by CC hereunder against all monthly dividend or redemption payments with respect to Preferred Units and Earnout Payments due to CC or other Sellers in accordance with the Agreement.

6.       Post-Closing Repairs. Each Seller for itself hereby agrees to perform the Post-Closing Repairs applicable to the Property owned by it prior to January 31, 2013.  If such Seller does not perform the Post-Closing Repairs prior to January 31, 2013, Buyer shall have the right, but not the obligation, to perform the Post-Closing Repairs on behalf of such Seller and if Buyer elects to do so, such Seller shall reimburse and pay, within thirty

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(30) days after invoice therefor, Buyer for all reasonably costs and expenses paid to third parties by Buyer in so performing such Post-Closing Repairs.  If such Seller fails to pay such amount within such 30-day period, Buyer shall have the right to offset any such amounts against all monthly dividend or redemption payments with respect to Preferred Units and Earnout Payments due to the applicable Seller responsible for such Post-Closing Repairs or other Sellers in accordance with the terms of the Agreement.

7.       Port of Subs.  Exhibit A-1 attached hereto designates Space 8F as space leased to Port of Subs as Sellers anticipants receiving a lease signed by Port of Subs prior to the Closing.  In the event that Sellers do not deliver the leased signed by Port of Subs prior to Closing, Exhibit A-1 shall be revised to show Space 8F as Master Lease Space and, commencing as of the Closing, such space shall be subject to all of the terms of the Agreement related to Master Lease Space.

8.       Cox Communications.  The Parties acknowledge that Space B4 on Exhibit A-4 attached hereto is designated as Vacant Space.  If during the Earnout Period, Seller delivers to Buyer a lease for such space executed by Cox Communications in accordance with the terms of Section 4.4 of the Agreement, Space B4 shall be considered Earnout Space and, upon satisfaction of the Lease Completion Criteria, Buyer shall pay to Seller an Earnout Payment with respect to such space in accordance with Section 4.4 of the Agreement.

9.       Confidentiality.  Buyer acknowledges and agrees that the terms of this Amendment are confidential in nature.  Buyer agrees not to disclose any of the terms of the Agreement to any person outside of Buyer’s organization except: (i) to Buyer’s attorneys, accountants, lenders or prospective lenders (collectively, the “Permitted Outside Parties”), who shall agree in writing to be bound by the provisions of this Paragraph; or (ii) as may be required by law, in which event Buyer shall use commercially reasonable efforts to notify Seller of any required disclosure prior to releasing any information.

10.    Closing.  Buyer acknowledges that the Due Diligence Period has expired and, subject to the terms of the Amendment, that Buyer has accepted the title and physical condition of the Properties.  Buyer and Seller agree that the Closing Date shall be December 27, 2012 or such other date if mutually agreed upon by Buyer and Seller; provided that in no event shall the Closing Date be later than December 31, 2012.  Buyer agrees that if every other condition to the Closing has been satisfied, but for the funding of the loan applicable to the Defeased Loan property, to advance funds to defease the Defeased Loan regardless of whether the proceeds of the new loan for such Property are received.

11.    General Provisions.  To the extent of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.  Except as set forth in this Amendment, the Parties ratify and affirm the Agreement in its entirety, and the Agreement shall remain in full force and effect.  This Amendment shall be governed by, and construed and interpreted in accordance with, the laws (excluding the choice of laws rules) of the state of Nevada.  This Amendment shall inure to the benefit of, and be binding on, the Parties and their respective successors and assigns.  This Amendment may be executed in any number of duplicate originals or counterparts, each of which when so executed shall constitute in the aggregate but one and the same document. Counterpart signature pages may be delivered by facsimile, email or other means of electronic transmission.  The provisions of this Amendment will survive the Closing.

(Signatures begin on following page)

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC.

By:	/s/ Lou Quilici
Name: Lou Quilici
Title: Senior Vice President

S-1

SELLERS:

Centennial Center	CENTENNIAL CENTRE, L.L.C.,
a Nevada limited liability company

	By:	Westdale Development, L.L.C.,
a Nevada limited liability company,
its Manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

CENTENNIAL HOLDINGS, L.L.C.,
a Delaware limited liability company

	By:	Centennial Centre, L.L.C.,
a Nevada limited liability company

		By:	Westdale Development, L.L.C.,
a Nevada limited liability company,
its Manager

			By:	/s/ Terri Sturm
Terri Sturm, Manager

S-2

Eastern-Beltway	EASTERN - BELTWAY, LTD.,
a Nevada limited liability company

	By:	/s/ Terri Sturm
Terri Sturm, Manager

Eastgate	Retail Development Partners, LLC,
a Nevada limited liability company

	By:	RDP Manager, Inc.
a Nevada corporation,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, President

Lowe’s Plaza	VIRGIN TERRITORY LLC,
a Nevada limited liability company

	By:	Sturm Enterprises, LLC
a Nevada limited liability company,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

S-3

Cannery Corner	CRAIG LOSEE CORNER, LLC,
a Nevada limited liability company

	By:	Sturm Enterprises, LLC
a Nevada limited liability company,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

S-4

EXHIBIT A

To

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND CONTRIBUTION AGREEMENT

[See attached]

SCHEDULE 1

To

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND CONTRIBUTION AGREEMENT

Post-Closing Repairs

[See attached]

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

AND

CONTRIBUTION AGREEMENT

THIS AMENDMENT (the “Amendment”) is executed as of December 27, 2012 by and among INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Buyer”), and each of the following entities (collectively, “Sellers”):

(vii)                           CENTENNIAL CENTRE, L.L.C., a Nevada limited liability company (“CC”);

(viii)                        CENTENNIAL HOLDINGS, L.L.C., a Delaware limited liability company (“CH”);

(ix)                              EASTERN - BELTWAY, LTD., a Nevada limited liability company (“EB”);

(x)                                 CRAIG LOSEE CORNER, LLC,  a Nevada limited liability company;

(xi)                              RETAIL DEVELOPMENT PARTNERS, LLC, a Nevada limited liability company; and

(xii)                           VIRGIN TERRITORY LLC, a Nevada limited liability company (“VT”).

Sellers and Buyer are sometimes collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

RECITALS

A.            Seller and Buyer are parties to that certain Agreement of Purchase and Sale and Contribution Agreement dated October 17, 2012 (the “Original Agreement”), as amended by the First Amendment to Agreement of Purchase and Sale and Contribution Agreement dated December 20, 2012 (the “First Amendment,” and together with the Original Agreement, the “Agreement”), pertaining to the sale and purchase of certain retail shopping centers located in Clark County, Nevada, as more fully described in the Agreement.  All capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

B.            The Parties desire to amend the Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

12.    Amendment.  Section 8 of the First Amendment is hereby deleted in its entirety.

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13.    General Provisions.  To the extent of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.  Except as set forth in this Amendment, the Parties ratify and affirm the Agreement in its entirety, and the Agreement shall remain in full force and effect.  This Amendment shall be governed by, and construed and interpreted in accordance with, the laws (excluding the choice of laws rules) of the state of Nevada.  This Amendment shall inure to the benefit of, and be binding on, the Parties and their respective successors and assigns.  This Amendment may be executed in any number of duplicate originals or counterparts, each of which when so executed shall constitute in the aggregate but one and the same document. Counterpart signature pages may be delivered by facsimile, email or other means of electronic transmission.  The provisions of this Amendment will survive the Closing.

(Signatures begin on following page)

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first set forth above.

BUYER:

INLAND REAL ESTATE ACQUISITIONS, INC.

By:	/s/ Lou Quilici
Name: Lou Quilici
Title: Senior Vice President

SELLERS:

Centennial Center	CENTENNIAL CENTRE, L.L.C.,
a Nevada limited liability company

	By:	Westdale Development, L.L.C.,
a Nevada limited liability company,
its Manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

CENTENNIAL HOLDINGS, L.L.C.,
a Delaware limited liability company

	By:	Centennial Centre, L.L.C.,
a Nevada limited liability company

		By:	Westdale Development, L.L.C.,
a Nevada limited liability company,
its Manager

			By:	/s/ Terri Sturm
Terri Sturm, Manager

Eastern-Beltway	EASTERN - BELTWAY, LTD.,
a Nevada limited liability company

	By:	/s/ Terri Sturm
Terri Sturm, Manager

Eastgate	Retail Development Partners, LLC,
a Nevada limited liability company

	By:	RDP Manager, Inc.
a Nevada corporation,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, President

Lowe’s Plaza	VIRGIN TERRITORY LLC,
a Nevada limited liability company

	By:	Sturm Enterprises, LLC
a Nevada limited liability company,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager

Cannery Corner	CRAIG LOSEE CORNER, LLC,
a Nevada limited liability company

	By:	Sturm Enterprises, LLC
a Nevada limited liability company,
its manager

		By:	/s/ Terri Sturm
Terri Sturm, Manager